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Exhibit 10.15

[Reference Translation]

Framework Agreement

between

Kunming Television Station

and

Advertising Networks Limited

February 2008

Table of Contents

Chapters **Pages**

Schedules

This **Framework Agreement** (**Agreement**) is entered into on 23 February 2008 in Kunming, People's Republic of China (**PRC**)

by and between

(1) **Kunming Television Station (Party A)**, a PRC television station with its registered address at No. 198, Danxia Road, Kunming City, Yunnan Province; and

(2) **Advertising Networks Limited** (广告网络有限公司)(**Party B**), a company established under the laws of Hong Kong (as defined below) with its registered address at 12/F, Ruttonjee House, 11 Duddell ST, Central, Hong Kong.

(individually a **Party**, and collectively, the **Parties**)

WHEREAS

(1) Party B has established an Affiliate(as defined below), *i.e.*, Beijing Guangwang Hetong Advertising & Media Co., Ltd in Beijing, PRC;

(2) Party A will establish a new company (**New Co**) jointly with Party B through the contribution of Contributed Assets (as defined below), in cooperation with Party B in respect of the Business (as defined below);

(3) Party A is engaged in the provision of the Business and has obtained the licenses necessary to operate the Business in the PRC, and is willing to transfer the advertisement operations to the New Co for consideration; and

(4) Party B will establish an advertising company (**Advertising Co**) jointly with Party A via Beijing Guangwang Hetong Advertising & Media Co., Ltd, which shall cooperate with the New Co in respect of advertisement operations in the Business.

NOW, THEREFORE, the Parties agree as follows:

Chapter 1 Definitions and Interpretations

1.1 Definitions

Unless otherwise indicated, the following terms in this Agreement shall have the meanings set forth below:

Affiliate	in relation to an entity, means an entity: (1) in which the entity holds, directly or indirectly, at least 10% of the equity interest or voting rights; (2) which is a Subsidiary of the entity's Parent Company; (3) which owns or controls, directly or indirectly, the entity; (4) which owns or controls, directly or indirectly, any equity interest or voting rights of the Parent Company of the entity; or (5) which is a Subsidiary of the Parent Company of the entity described in (4) above.
Appraisal	the appraisal on the Contributed Assets and Transferred Assets conducted by a qualified appraisal agent;
Assets	the aforesaid Contributed Assets and Transferred Assets, collectively;
Business	the advertisement operations of Party A;
Closing	the date of fulfillment of all the conditions precedent as listed in Article 8.1 (unless waived in accordance with Article 8.2.3), unless extended in accordance with Article 8.2.2;
Contributed Assets	any assets as listed in Part 1 of Schedule A;
Exclusive Cooperation Agreement	see Article 4.1.1;
Force Majeure	any earthquake, storm, fire, flood, war and changes to the relevant state and/or government laws, regulations and policies or other significant event of natural or human-

	caused disaster arising after signing hereof which is unavoidable, not possible to overcome, beyond the control of any party and prevents the total or partial performance of this Agreement by either party;
Governmental Authorizations	as defined in Article 6.2.3;
Hong Kong	the Hong Kong Special Administrative Region of PRC;
Parent Company	in relation to an entity, means an entity of which a company is a Subsidiary (as defined below);
PRC Law	all laws and legislation of the PRC that are in effect, including laws, regulations, resolutions, decisions, decrees and orders of government agencies and other documents of a legislative, administrative or judicial nature;
Purchase Price	as defined in Article 5.3;
RMB	Renminbi, the lawful currency of the PRC;
Subsidiary	in relation to a corporate entity, means an entity in which another company holds, directly or indirectly, 50% or more of the entity's total equity interest or voting rights;
Tax	all forms of taxation, including without limitation enterprise income tax, business tax, value-added tax, stamp duty and individual income tax levied by the PRC tax authorities pursuant to PRC Law, as well as any penalty, surcharge or fine in connection therewith;
Transferred Assets	any assets as listed in Part 2 of Schedule A;
Transferred Staff	the staff of Party A relating to the operation of the Business and retained for employment by the Advertising Co, as listed in Schedule B;

Trade Secret	any information relating to this Agreement or the parties, including any information regarding costs, technologies, financial contracts, future business plans and any other information deemed by the parties to be confidential, and which is unknown by the public, has practical value and is of economic benefit to the parties;
Transaction Documents	all documents that require signing under PRC Law in order to complete the transactions contemplated under this Agreement; and
US$	United States Dollar, the lawful currency of the United States of America.

1.2 Interpretations

All headings used herein are for reference purposes only and do not affect the meaning or interpretation of any provision hereof. Any reference herein to an Article, Chapter or Schedule is to an article, chapter or schedule of this Agreement. The use of the plural shall include the use of the singular, and vice versa. Unless otherwise indicated, a reference herein to a day, month or year is to a calendar day, month or year. A reference to a business day is to a day on which commercial banks are open for business in the PRC. The use of the masculine shall include the use of the feminine, and vice versa.

Chapter 2 New Co Establishment

2.1 Contributed Assets Appraisal

2.1.1 Party A shall, at its sole expense, hire a qualified appraisal agent to conduct the Appraisal of the Contributed Assets. The value of the Contributed Assets is anticipate to be RMB 150 million, which shall be the value so appraised as confirmed by Party B and shall be deemed to be the value of the Contributed Assets from Party A.

2.1.2 Party A covenants that such Appraisal shall be completed no later than 1 March 2008.

2.2 Establishment of New Co

2.2.1 As soon as practicable after the completion of the Appraisal and the obtaining of approval certificates by the New Co, Party A shall contribute 40% of the Contributed Assets along with Party B's cash investment in US$, valued at RMB 60 million, as the initial contribution in order to jointly establish the New Co in Kunming City, PRC. The subsequent contributions from the Parties shall be completed within 6 months after the date of obtaining the business license.

2.2.2 The registered capital of the New Co is anticipated to be RMB 300 million, subject to the final confirmation by the Parties. The percentage of the contribution by Party A and Party B shall be 50%, respectively, and each Party shall hold 50% of the equity interest in New Co.

2.2.3 The contribution of the Contributed Assets to the New Co's registered capital shall be made in accordance with the appraised value of the Contributed Assets as stated in the Appraisal report.

2.2.4 The New Co's business scope shall include consulting services for advertisement operations, technical support and related services.

2.2.5 The operating term of the New Co shall be 20 years.

2.3 Governmental Approvals

Party A shall assist the New Co to obtain any and all prior approvals, consents and (or) certificates, and shall make any and all filings necessary for the establishment of the New Co under PRC Law. Party B shall provide all necessary assistance in this regard.

2.4 Corporate Governance

2.4.1 The New Co shall establish a board of directors, which shall consist of 5 directors. Party A shall appoint 2 directors and Party B shall appoint 3 directors.

2.4.2 The Chairman of the New Co's board of directors shall be appointed by Party A. The general manager and the finance officer shall be appointed by Party B.

2.5 Profit Consolidation

To the extent permitted by the applicable law, Party A agrees that Party B and (or) its Affiliates may consolidate the profits of New Co in the financial statements for purposes of financial statements. For this purpose, it is permissible, with Party A's consent, to amend the documents relating to the New Co (including the articles of association) if and when necessary; provided that such consolidation or amendment shall not impair the interests of Party A.

Chapter 3 Advertising Co Establishment

3.1 Establishment of Advertising Co

3.1.1 Party A shall, along with Beijing Guangwang Hetong Advertising & Media Co., Ltd as designated by Party B, jointly establish an Advertising Co in Kunming City, PRC.

3.1.2 The registered capital of Advertising Co shall be RMB 1,000,000 and the percentage of the contribution paid by Party A and the Beijing Guangwang Hetong Advertising & Media Co., Ltd shall be 50%, respectively. Each of Party A and the Affiliated Co shall hold 50% of the equity interest in the Advertising Co, respectively.

3.1.3 The business scope of the Advertising Co shall include the design, production, publishing and agency services in regards to advertisements and so on.

3.2 Governmental Approvals

Party A shall assist the Advertising Co in obtaining any and all prior approvals, consents and (or) certificates, and shall make any and all filings necessary for the establishment of the Advertising Co under PRC Law. Party B shall provide all necessary assistance in this regard.

3.3 Retention / Dismissal of Employees

3.3.1 Prior to Closing, Party A shall provide Party B with written notice as to which of Transferred Staff shall be retained by the Advertising Co. The said Transferred Staff retained by

the Advertising Co shall include the key staff members listed in Schedule B.

3.3.2 Prior to Closing, Party A shall make its best efforts to encourage the Transferred Staff to enter into standard employment contracts with the Advertising Co that are satisfactory to the Parties or cause the Transferred Staff to sign secondment contracts containing the non-competition and confidentiality commitments that are required under PRC law and which are satisfactory to the Parties in order to establish secondment arrangements for the Transferred Staff to work in the Advertising Co.

3.3.3 The Advertising Co and the Transferred Staff shall establish employment relationships in accordance with the Applicable Laws.

3.3.4 Where the staff of the Advertising Co are originally employed by Party A, Party A shall bear sole responsibility for the existing employment relationship with such staff prior to the establishment of new employment relationship with the Advertising Co.

3.4 Corporate Governance

3.4.1 The Advertising Co shall establish a board of directors at incorporated date, which shall consist of 5 directors. The Beijing Guangwang Hetong Advertising & Media Co., Ltd shall appoint 3 directors and Party A shall appoint 2 directors.

3.4.2 The Chairman of the Advertising Co's board of directors shall be appointed by Party A. The general manager and the finance officer shall be appointed by Beijing Guangwang Hetong Advertising & Media Co., Ltd.

Chapter 4 Inter-Company Relationship

4.1 Exclusive Cooperation Agreement

4.1.1 Execution

As soon as practicable after the establishment of the New Co, at the same time as executing an assets transfer

agreement with the New Co, Party A shall execute an exclusive cooperation agreement (**Exclusive Cooperation Agreement**) with the New Co, which shall be satisfactory in both substance and form to the Parties. The Exclusive Cooperation Agreement shall be effective during the term of the existence of New Co.

4.1.2 Granting

To the extent permitted by PRC law, the New Co shall only be permitted to grant its rights and obligations under the Exclusive Cooperation Agreement to the Advertising Co to exercise.

4.1.3. Cooperation Scope

Under the Exclusive Cooperation Agreement:

4.1.3.1 In accordance with the Exclusive Cooperation Agreement, Party A shall authorize to the New Co the exclusive rights for advertisement operations on 6 channels of Kunming Television Station, *i.e.*, General Channel, Life Channel, Entertainment Channel, Economic Channel, Film & TV Channel and Public Channel (collectively, the **Channels**). If Party A set up new channels in the future, Party A shall also authorize to the New Co the exclusive rights for advertisement operations of the same.

4.1.3.2 Party A shall provide full support and most favorable treatment to the New Co with respect to the Business. In addition, Party A shall exclusively share their respective resources relating to the Business with the New Co.

4.1.4 Exclusivity

4.1.4.1 Party A shall not, either directly or indirectly (through agents or otherwise), send to any third party, or encourage or solicit any third party to send, or accept from any third party a proposal, or engage in any discussions or negotiations with, or furnish any information to any third party, regarding the transactions or services under the Exclusive Cooperation Agreement.

4.1.4.2 If Party A receive any proposal or other communication from a third party in respect of a proposed cooperation that is similar to or related to any of the transactions or services set forth under the Exclusive Cooperation Agreement, Party A shall promptly communicate to Party B the substance of such proposal or communication. Party A shall cause its shareholders (except for the state or a government agency) to observe the terms of this Article 4.1.4.2.

4.2 Exclusive Service Agreement

4.2.1 Execution

As soon as practicable after the establishment of the Advertising Co, Party A and Party B shall cause the New Co and the Advertising Co to execute an exclusive service agreement (**Exclusive Service Agreement**), which shall be satisfactory in both substance and form to the Parties. The Exclusive Service Agreement shall be effective during the term of the existence of the Advertising Co.

4.2.2. Service Scope

Under the Exclusive Service Agreement:

4.2.2.1 The Advertising Co shall retain the New Co as its exclusive technical services company. The New Co shall provide the Advertising Co with all technical support, management support, management service and any other services in exchange for service fees. These arrangements shall provide the channels to transfer to the New Co the revenue arising from the advertising business operated by the Advertising Co.

4.2.2.2 The New Co shall exclusively authorize the Advertising Co to provide advertisement agency services in respect of the above-referenced exclusive right of advertisement marketing on the Channel, as set forth in the Exclusive Cooperation Agreement. The Advertising Co shall be responsible for the solicitation of advertisements for the Channel, and shall enter into the contracts related to the

production and publishing of these advertisements with the clients in its own name. The New Co shall pay service fees to the Advertising Co.

4.2.3 Exclusivity

4.2.3.1 Both Parties should ensure that the Advertising Co appoint New Co as its exclusive provider of technical services. During the term of Exclusive Service Agreement, the Advertising Co shall not engage any third party to provide any services similar to exclusive technical services arising from the Exclusive Service Agreement without the prior written consent of the Parties or the New Co.

4.2.3.2 Both Parties should ensure that the New Co appoint the Advertising Co as its exclusive provider of advertisement agent services. During the term of Exclusive Service Agreement, the New Co shall not engage any third party to provide any services similar to exclusive advertisement agent services arising from the Exclusive Service Agreement without the prior written consent of the Parties or the Advertising Co .

4.3 Revenue Transfer

All the pre-Tax revenues (less the relevant turnover tax) of the Advertising Co generated during the term of the Exclusive Service Agreement and relating to advertisement marketing and other operations shall be paid by the Advertising Co to the New Co as technical service fees under the Exclusive Service Agreement.

Chapter 5 Assets Purchase

5.1 Transferred Assets Appraisal

5.1.1 As soon as practicable after the establishment of the New Co, Party A shall, at its sole expense, hire a qualified appraisal agent to conduct the Appraisal of the Transferred Assets. The appraisal value of the Transferred Assets is anticipated to be valued at approximately RMB 150 million.

5.1.2 Party A covenants that such Appraisal shall be completed no later than 1 March 2008.

5.2 Assets Transfer

5.2.1 As soon as practicable after the completion of the Appraisal, Party A and the New Co shall execute an asset transfer agreement, which shall be satisfactory in both substance and form to the Parties, whereby Party A shall sell to the New Co, and the New Co shall purchase from Party A the Transferred Assets (**Asset Transfer**).

5.2.2 The completion of the Asset Transfer and the payment of consideration by the New Co as set forth in Article 5.3 shall be subject to the fulfillment of certain pre-conditions as set forth in Article 8.1.

5.2.3 Party A shall assist the New Co to obtain any and all prior approvals, consents and (or) certificates, and shall make any and all filings necessary for the Asset Transfer under PRC Law, including without limitation the filings with related state-owned assets administration bureau, bureau of commerce, administration of industry and commerce and administration of foreign exchange.

5.3 Consideration and Payment

As consideration for the Asset Transfer, the New Co shall disburse to Party A the amount of RMB 150 million (**Purchase Price**), as follows:

5.3.1 40% of the Purchase Price shall be paid within 3 days upon Closing; and

5.3.2 60% of the Purchase Price shall be paid within 6 months after Closing, subject to the satisfactory completion of Party A's covenants under Articles 7.3, 7.4 and 7.5, and certain conditions to be further agreed to by the Parties.

5.4 Continuous Transfer of Assets

Upon the second anniversary of the establishment of the New Co, Party A shall continuously transfer other assets to the New Co and the New Co shall continuously purchase such assets from Party A; provided that such purchase shall be necessary for the operation of

the Parties and subject to an assets purchase agreement executed by the Parties separately.

Chapter 6 Representations and Warranties

6.1 <u>Mutual Representations and Warranties</u>

Each of the Parties represents and warrants that:

6.1.1 it has all necessary power and authority to execute, deliver and perform this Agreement and all Transaction Documents to which it is a party to;

6.1.2 the execution and performance of this Agreement and any Transaction Documents to which it is a party to have been duly and validly authorized by any and all necessary corporate actions; and

6.1.3 the execution, delivery and performance of this Agreement or any Transaction Documents to which it is a party to will not contravene, conflict with, or result in a violation of any provision of its organizational documents or any contract, agreement, understanding, other legal arrangement, law or order to which it is subject to.

6.2 <u>Representations and Warranties of Party A</u>

Party A further represents and warrants to Party B that:

6.2.1 the Assets are free of any encumbrances;

6.2.2 there is no lawsuit, third party claim, order or investigation pending against itself relating to the Assets or Business by any third party, court, or governmental or arbitral body, which may impair the cooperation between the Parties;

6.2.3 all consents or approvals (**Governmental Authorizations**), (which includes the items listed in Schedule C) required under PRC Law for the due and proper operation of the Business, have been duly obtained from the appropriate authorities for its lawful establishment, existence and operation and are in full force and effect.

6.3 Representations and Warranties of Party B

Party B further represents and warrants to Party A that:

6.3.1 its capital source is lawful and Party A will not suffer any loss because of the capital source.

6.4 Independent Effect of Representations and Warranties

The representations and warranties shall be separate and independent and, save as expressly provided, shall not be limited by reference to any of the other representations and warranties or anything in this Agreement.

Chapter 7 Covenants

7.1 Assets / New Co / Advertising Co. Covenants

At any time prior to Closing, Party A covenants that it shall not, without the prior written consent of Party B:

7.1.1 create or permit to arise any lien, encumbrance, pledge, mortgage or any security or other third party right or interest on or in respect of any of the Assets or grant or issue, or agree to grant or issue, any guarantee;

7.1.2 enter into any transaction or arrangement with respect to the Assets;

7.1.3 it will not enter into any agreements or materially modify or terminate any agreements related to the Business; and depart from the ordinary course of Party A or the New Co's daily business operations in any form;

7.1.4 increase or agree to increase the remuneration (including bonuses, commissions and benefits in kind) of any of the members of the board of directors or employees of the New Co / Advertising Co., or provide or agree to provide any gratuitous payment or benefit to any such person or any of their dependents; and

7.1.5 enter into any agreement or arrangement to, or grant any power of attorney or otherwise authorize any other person to do any of the above.

7.2 Transactions Covenants

In respect of the transactions contemplated under this Agreement, the Parties shall jointly work to obtain all necessary consents, approvals or authorizations of, or make all necessary declarations, filings or registrations with, any governmental authority in connection with the execution, delivery and performance of this Agreement and any Transaction Documents to which it is a party to. The New Co and the Advertising Co shall each be responsible for such costs incurred after their establishment.

7.3 Governmental Authorizations Covenants

7.3.1 Party A shall, at its sole expense, ensure that the annual inspection and (or) renewal of Governmental Authorizations (where applicable) are duly and timely made and all Governmental Authorizations are in full force and effect throughout the term under the Exclusive Cooperation Agreement and Exclusive Service Agreement as described herein and any terms extended by the parties thereunder.

7.3.2 To the extent permitted by PRC Law, Party A shall immediately, and using its best efforts, cause the New Co / Advertising Co to obtain the Governmental Authorizations required for the operation of the Business.

7.4 Business Covenants

The Parties agree to use best commercial efforts to continue the operation of the Business until the Parties agree otherwise.

7.5 Non-Competition

After Closing, Party A shall not, and shall cause its shareholders (except for the state or a government agency) to not, without first obtaining the written approval of Party B, invest in or manage any business that competes directly or indirectly with the Business, nor shall it employ, recruit or attempt to recruit any of the Transferred Staff, except for the Transferred Staff who have signed employment contracts with Party A and have been seconded at Closing to the Advertising Co to work.

7.6 Indemnification

Each Party hereby unconditionally and irrevocably agrees to perpetually indemnify the other Party and its Affiliates and Subsidiaries, and hold them harmless from and against, any and all losses, claims, damages, expenses (including legal expenses) and liabilities which any of Party A and its Affiliates and Subsidiaries may sustain, suffer or incur in connection with the Transactions contemplated under this Agreement and as a result of any breach of this Agreement or the Transaction Documents.

7.7 Notification

7.7.1 Party A shall promptly notify Party B upon becoming aware of any event that may show, reveal or cause any of the representations or warranties of Party A hereunder to have been or be incorrect, untrue, misleading or breached in any material respect.

7.7.2 Party B shall promptly notify Party A upon becoming aware of any event that may show, reveal or cause any representations or warranties given by Party B hereunder as or to be incorrect, untrue, misleading or breached in any material respect.

Chapter 8 Conditions Precedent

8.1 Conditions Precedent

The Closing is subject to the satisfaction of all of the following conditions precedent:

8.1.1 the execution and delivery of the Transaction Documents by all the parties thereto;

8.1.2 the representations and warranties of Party A remaining true and accurate and being fully adhered to in all material respects at the time of Closing;

8.1.3 the due performance of Party A's covenants under Articles 7.1 and 7.2;

8.1.4 employment contracts or secondment contracts having been entered into between the Transferred Staff and the

New Co in such form and substance as to be acceptable to the Parties.

8.1.5 the due performance of Party A's covenants under Articles 2.2, 3.1, 4.1 and 4.2.

8.2 Satisfaction and Waiver of Conditions Precedent

8.2.1 Within 3 working days after the satisfaction of the conditions precedent described in Article 8.1, Party B shall notify Party A upon the satisfaction of all conditions precedent described in Article 8.1. Within 3 business days after the said notification, Party A shall confirm the same in writing to Party B. The Closing shall then be arranged within 3 working days after receipt of Party A's confirmation.

8.2.2 In the event that the conditions precedent set forth in Article 8.1 are not fulfilled (or waived as provided in Article 8.2.3) before a date agreed by the Parties, or such later date as the parties may subsequently agree, this Agreement (except Chapter 13, Articles 14.3 and 14.4) shall become null and void and be of no further effect whatsoever and all the obligations and liabilities of the parties hereunder shall cease and terminate (save for any antecedent breaches of this Agreement).

8.2.3 One or more of the conditions precedent listed in Article 8.1 may be waived by Party B at its sole discretion by sending a notice in writing to Party A and New Co.

Chapter 9 Closing

9.1 Closing

Subject to the conditions precedent having been fulfilled (or waived as provided in Article 8.2.3), Closing shall be held at Kunming Television Station.

At Closing, to the extent not previously executed and delivered, the Parties shall cause each party thereto to execute and deliver the Transaction Documents.

9.2 Payment of Purchase Price

New Co. shall pay the Purchase Price after Closing in accordance with Article 5.3.

Chapter 10 Effectiveness and Termination

10.1 Effective Date

This Agreement shall be effective upon the date of its signing by the Parties.

10.2 Termination

10.2.1 This Agreement shall terminate with immediate effect if the parties cannot complete the negotiation and execution of the agreements necessary for the transactions contemplated under this Agreement above within 90 days after the execution hereof unless such period is extended by the parties.

10.2.2 This Agreement may be terminated with immediate effect by any party by means of written notice to all of the other parties under any of the following circumstances:

10.2.2.1 where Closing has not occurred on or before the date agreed by the Parties, provided, however, that the right to terminate this Agreement shall not be available to any party whose failure in any material respect to fulfill any obligation under this Agreement shall have been the cause of the failure for any condition precedent to Closing to be satisfied;

10.2.2.2 where the other party has committed a breach of this Agreement, as described in Article 11.1;

10.2.2.3 where the other party becomes insolvent, if an order is made or resolution passed for the administration, winding-up or dissolution of any party (otherwise than for the purposes of a solvent corporate reconstruction), if an administrative or other receiver, manager, liquidator, administrator, trustee or similar officer

is appointed over all or a substantial part of the assets of such other party, or if such other party enters into or proposes any composition or arrangement with its creditors generally analogous to the foregoing; or

10.2.2.4 where Force Majeure prevails for a period of 30 days or more and has a material adverse effect on this Agreement.

10.3 Consequence Upon Termination

Upon termination hereof, this Agreement shall be null and void and no Party shall have any right against any of the other Parties in connection with this Agreement; provided, however, that nothing herein shall relieve any party of any liability incurred before the termination of this Agreement.

Chapter 11 Events of Breach

11.1 Events of Breach

The occurrence of any 1 or more of the following events shall constitute a breach of this Agreement:

11.1.1 either party has materially breached the terms hereof or has failed to perform in any material respect its obligations hereunder, and such breach or nonperformance has not been remedied for a period of 10 days after receipt of the other party's written notice requesting such remedy; and

11.1.2 any representation or warranty made by either party shall prove to have been or become false or misleading in any material respect.

11.2 Liabilities for Breach

11.2.1 Where either Party commits a breach of this Agreement, it shall be liable to compensate the other Party for any and all damages caused to it as a result of the breach, excluding indirect or consequential damages.

11.2.2 Where either Party commits a breach of this Agreement and fails to rectify such breach within 60 days after the

other Party serves a notice of default, the non-defaulting Party shall be entitled to terminate this Agreement. The defaulting Party shall pay to the non-defaulting Party a penalty of US$ 100,000, together with compensation for the breach as contemplated in Article 11.2.1.

Chapter 12 Force Majeure

12.1 Consultation

In the event of Force Majeure, the Parties shall promptly consult with each other to find a solution to the situation.

12.2 Relief from Obligations

Should the occurrence of a Force Majeure result in any party's failure to perform its obligations under this Agreement in whole or in part, that party may, unless otherwise stipulated by law, be exempted from performing those obligations to the extent of the effect of the Force Majeure in question.

12.3 Suspension of Performance

Subject to this Chapter 11, the Party affected by Force Majeure may suspend the performance of its obligations under this Agreement to the extent and for the duration thereof until the effect of the Force Majeure no longer operates. However, that Party shall exert its best efforts to remove any impediments resulting from the Force Majeure and to minimize to the greatest possible extent any damages incurred. With the agreement of the Parties, the term of this Agreement shall be extended by the period of such suspension without penalty to either Party.

12.4 Written Evidence

The Party claiming Force Majeure shall, as soon as possible after the occurrence of the Force Majeure, inform the other Party of the situation and specify the reason for its failure to perform this Agreement, so as to minimize the damages inflicted upon that Party, and shall provide the other Party with written evidence, certified by the relevant government authority, of the occurrence of the Force Majeure.

12.5 Non-Exemption

A Party shall not be exempted from any of its liability under this Agreement where Force Majeure occurs following the delay by that Party to perform such obligations.

Chapter 13 Confidentiality

13.1 Non-Disclosure

From the date hereof until 5 years hereafter, neither Party shall disclose or communicate to any person, other than to their respective employees and the employees of their respective Affiliates for the sole purpose of implementing the agreements contemplated hereunder or as instructed by the other parties, any Trade Secret which may be within or may come into its knowledge.

13.2 Breach of Obligations

The Parties shall take all necessary measures (including the signing of confidentiality agreements) to ensure that their respective directors, employees, agents, contractors, suppliers and advisors also comply with the confidentiality obligations set forth in this chapter, and shall arrange for the summary dismissal of any such person who breaches these obligations.

13.3 Exceptions

The disclosure of a Trade Secret by either Party shall not be deemed to be in breach of this Chapter if any of the following circumstances apply:

13.3.1 the information is in the public domain at the time of disclosure;

13.3.2 the information is disclosed pursuant to the prior written agreement of the Parties;

13.3.3 the information is required by any government authority or law to which a Party, or its affiliate is subject; or

13.3.4 the information is provided to any director, employee, agent, contractor, supplier or advisor of an Affiliate in the ordinary

course of business pursuant to the prior written agreement of the Parties.

Chapter 14 Miscellaneous

14.1 Copies

14.1.1 This Agreement shall be executed in 2 sets of original, in the Chinese languages, with 1 set of original for each party.

14.1.2 This Agreement may be executed in 1 or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same instrument.

14.2 Notice

All notices and communications between the parties shall be made in writing and in the English and Chinese languages by facsimile transmission, delivery in person (including courier service) or registered airmail letter to the appropriate correspondence addresses set forth below:

If to Party A: Kunming Television Station

Address:	No. 198, Danxia Road, Kunming City, Yunnan Province
Telephone:	(0871) 5392918
Fax:	(0871) 5392188
Attention:	Lv Yongping

If to Party B: Advertising Networks Limited

Address:	Suite A-16E, Oriental Kenzo, No. 48, Dongzhimenwai Avenue, Dongcheng District, Beijing
Telephone:	(86)-010-84549851
Fax:	(86)-010-84477246
Attention:	Mr. Li Shuangqing

The time of receipt of the notice or communication shall be deemed to be:

14.2.1 if by facsimile transmission, at the time displayed in the corresponding transmission record, unless such facsimile is sent after 5:00 p.m. or on a non-business day in the place where it is received, in which case the date of receipt shall be deemed to be the following working day;

14.2.2 if in person (including courier service), on the date that the receiving party signs for the document; or

14.2.3 if by registered mail (including express mail), 7 days after the issuance of a receipt by the post office.

14.3 Governing Law

The formation of this Agreement, its validity, interpretation, execution and settlement of disputes hereunder will be governed by PRC Law.

14.4 Dispute Resolution

14.4.1 If any dispute arises out of or in connection with this Agreement, the Parties shall attempt in the first instance to resolve such dispute through friendly consultation or mediation.

14.4.2 If the dispute cannot be resolved in the above manner within 30 days after the commencement of consultations, either Party may submit the dispute to China International Economic Trade Arbitration Commission for arbitration. The award shall be final and binding to the Parties.

14.4.3 For the period during which any dispute has been submitted to arbitration, the Parties shall continue to perform their obligations under this Agreement.

14.5 Waiver

No failure or delay on the part of either party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of such right or acquiescence in any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise or waiver of any such right preclude

other or further exercise thereof or of any other right, except as otherwise stipulated by law or covenanted by the parties concerned.

14.6 Entire Agreement

This Agreement, along with the Transaction Documents, constitutes the entire agreement between the parties with respect to its subject matter.

14.7 Amendment

No amendment or other modification of this Agreement shall be effective unless the same shall be in writing and signed by an authorized representative of each party hereto, and then such amendment or other modification shall be an integral part of, and have the same effectiveness as, this Agreement.

14.8 Assignment

No party may assign any of its rights and/or obligations under this Agreement without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of, the successors, heirs, personal representatives, executors and permitted assigns of the parties.

14.9 Severability

Where any provision of this Agreement is subject to dispute or is determined by a competent court, arbitral body or government organization to be invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect.

14.10 Cost and Expense

Except as otherwise expressly set forth herein or in any related documents, all fees, costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the Transaction Documents shall be paid by the Party or Parties incurring such fees, costs or expenses.

[The space below is intentionally left blank.]

IN WITNESS WHEREOF, the Parties hereto have duly executed and affixed their company's seal on this signature page and the perforation of this Agreement on the date first above written.

Kunming Television Station

By: ______________________
Name:
Title:

Advertising Networks Limited.

By: ______________________
Name: Clive Ng
Title: Chairman

Advertising Networks Limited.

By: ______________________
Name: Li Shuangqing
Title: CEO

Schedule A: List of Assets

See Attached

List of Contributed Assets

Assets owner: Kunming TV Station

RMB yuan

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
1	323	今日科技在线	Feature	363	30	10890	
2	324	艾滋病	Feature	3	60	180	
3	325	诗歌画	Feature	87	30	2610	
4	326	微波美食	Feature	48	30	1440	
5	327	剪发系列	Feature	3	30	90	
6	328	时尚漫谈	Feature	11	30	330	
7	329	中国川菜	Feature	40	30	1200	
8	330	疯狂广告	Feature	14	30	420	
9	332	与健康同行	Feature	1	30	30	
10	333	前线医生	Feature	1	30	30	
11	334	名医大会诊	Feature	25	30	750	
12	335	健康伴侣	Feature	22	30	660	
13	336	惊心动魄	Feature	20	60	1200	
14	337	运动与挑战	Feature	18	60	1080	
15	338	运动与发现	Feature	12	60	720	
16	339	自由搏击	Feature	3	60	180	
17	340	特技	Feature	20	60	1200	
18	341	柯达奥运飞越之旅	Feature	16	30	480	
19	342	国际赛车杂志	Feature	28	30	840	
20	343	深圳国际资料传播中心节目带	Feature	3	60	180	
21	344	市八届四次会议代表回答物价问题	Feature	1	60	60	
22	345	教师万岁	Feature	1	60	60	
23	346	抗洪报告会	Feature	3	60	180	
24	347	罗旭的小院	Feature	1	60	60	
25	348	凝固的神话	Feature	1	60	60	
26	349	风雨十年路	Feature	1	60	60	
27	350	左江岸画	Feature	1	60	60	
28	351	党旗下的誓言	Feature	5	60	300	
29	352	人和大地	Feature	3	60	180	
30	353	英语日常会话	Feature	3	60	180	
31	354	昆明春城	Feature	1	60	60	
32	356	中国烟台	Feature	1	60	60	
33	357	长征路上谱新篇	Feature	1	60	60	
34	358	好梦成真	Feature	1	60	60	
35	359	无情不敢走天涯	Feature	1	60	60	
36	360	白雪深情峨眉山	Feature	1	60	60	
37	361	绿色门槛	Feature	1	60	60	
38	362	宙竹箐	Feature	1	60	60	
39	363	青春献八五贡献在春城主题演讲	Feature	1	60	60	
40	364	绿之梦	Feature	1	60	60	
41	365	土地局专题	Feature	1	60	60	
42	366	春城文明思想探索	Feature	1	60	60	
43	367	对歌	Feature	1	60	60	
44	368	故乡人民的怀念	Feature	1	60	60	
45	369	艺魂惊五洲	Feature	1	60	60	
46	370	春之恋	Feature	1	60	60	
47	371	黄龙奇观	Feature	1	60	60	
48	372	武昌鱼	Feature	1	60	60	
49	373	云南大学生重走长征路	Feature	1	60	60	
50	374	在奇妙的光影中	Feature	1	60	60	
51	375	螳螂川的启示	Feature	1	60	60	
52	376	红塔山杯设备知识竞赛	Feature	1	60	60	
53	377	95年8月1日晚会	Feature	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
54	378	世纪行避路篇	Feature	1	60	60	
55	380	联想环球影视地方版	Feature	3	60	180	
56	381	电影启示录	Feature	7	60	420	
57	382	宝岛风情	Feature	18	60	1080	
58	383	三峡风光系列专题	Feature	10	60	600	
59	384	狮城面面观	Feature	4	60	240	
60	385	避暑山庄	Feature	6	60	360	
61	386	欧洲风光	Feature	10	60	600	
62	387	西欧风情	Feature	2	60	120	
63	388	走向莫高窟	Feature	1	60	60	
64	389	环球游踪	Feature	10	60	600	
65	390	五洲风情	Feature	26	60	1560	
66	391	中国风光	Feature	3	60	180	
67	392	好莱坞大揭密	Feature	13	60	780	
68	393	电影与电影人	Feature	10	60	600	
69	394	音乐与电影	Feature	8	60	480	
70	395	音乐与电影	Feature	32	20	640	
71	396	中国电视吉尼斯	Feature	55	60	3300	
72	397	中国影视名人采访录	Feature	10	60	600	
73	398	影视漫谈	Feature	10	60	600	
74	399	精牌三人行	Feature	62	60	3720	
75	400	文艺新乐新节拍	Feature	17	60	1020	
76	401	中国青春歌手擂台赛	Feature	8	60	480	
77	402	吉尼斯	Feature	19	60	1140	
78	403	捐款	Feature	1	20	20	
79	404	风雨同舟	Feature	2	20	40	
80	406	时尚沙龙	Feature	1	20	20	
81	407	乡村教师	Feature	1	20	20	
82	408	香水瓶	Feature	1	20	20	
83	409	夏威夷酒楼	Feature	1	20	20	
84	410	牡丹卡	Feature	1	20	20	
85	411	嵩明高原上的明珠	Feature	1	20	20	
86	412	银盾在这里闪光	Feature	1	20	20	
87	413	民族歌舞节目	Feature	1	60	60	
88	414	革命历史影片	Feature	1	60	60	
89	415	北京台生活百科	Feature	1	60	60	
90	416	趣味物理试验	Feature	1	60	60	
91	417	识我名城爱我昆明	Feature	1	60	60	
92	418	万绿丛中一点红	Feature	1	60	60	
93	419	荧屏趣事	Feature	1	60	60	
94	420	穿着打扮	Feature	3	60	180	
95	421	交响乐D小调第九合唱乐	Feature	3	60	180	
96	422	持家有方	Feature	3	60	180	
97	423	生活美容	Feature	2	60	120	
98	424	中国专题--中国烟台	Feature	1	60	60	
99	425	海外科技报道	Feature	18	60	1080	
100	426	尼克乐园	Feature	3	60	180	
101	427	尼克知识乐园	Feature	3	60	180	
102	428	科教剧场	Feature	11	60	660	
103	429	人人健康	Feature	8	60	480	
104	430	品头论足	Feature	1	60	60	
105	431	风云时尚	Feature	1	60	60	
106	432	鲁豫有约	Feature	27	60	1620	
107	433	高原尖兵	Feature	1	20	20	
108	434	银赞之友	Feature	1	20	20	
109	435	今日生活	Feature	1	20	20	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
110	436	百年婚恋	Feature	8	60	480	
111	437	云海丰碑	Feature	1	60	60	
112	438	昆明市少数民族运动会	Feature	1	60	60	
113	439	走进春天02年元旦、春节文化活动	Feature	1	60	60	
114	440	螳螂川之旅	Feature	1	90	90	
115	441	散文音乐电视	Feature	1	30	30	
116	442	作品展	Feature	1	30	30	
117	444	科技小百科	Feature	2	60	120	
118	445	休闲时空	Feature	4	60	240	
119	446	社会特写	Feature	12	30	360	
120	447	走进春天	Feature	1	90	90	
121	448	纪念毛泽东文艺座谈会上的讲话	Feature	1	90	90	
122	449	20世纪备忘录	Feature	30	60	1800	
123	450	第二次世界大战实录	Feature	14	60	840	
124	451	寻找它乡的故事	Feature	20	60	1200	
125	452	中国人眼中的世界	Feature	8	60	480	
126	453	毛泽东	Feature	12	60	720	
127	454	共和国之魂	Feature	5	60	300	
128	455	美国纪事	Feature	10	60	600	
129	456	海湾战鹰	Feature	3	60	180	
130	457	美国晚间文摘	Feature	13	60	780	
131	458	潮流一派	Feature	1	60	60	
132	459	音乐与电影	Feature	1	60	60	
133	460	环球娱乐圈	Feature	4	60	240	
134	461	吃人的野生动物	Feature	1	20	20	
135	462	中国娱乐特快	Feature	123	30	3690	
136	463	张俊与最新音乐电视	Feature	4	30	120	
137	464	军事全接触	Feature	6	60	360	
138	465	世纪行--意志行	Feature	1	60	60	
139	466	冯自鸦	Feature	1	60	60	
140	467	画家笔下的云南	Feature	1	60	60	
141	468	烟台	Feature	1	60	60	
142	469	春城技巧	Feature	1	60	60	
143	471	苍桑	Feature	1	60	60	
144	472	名城扎西	Feature	1	20	20	
145	473	造形艺术	Feature	1	60	60	
146	474	坚实的脚步	Feature	1	60	60	
147	475	敢问路在何方	Feature	1	60	60	
148	476	官渡区第二届运动会开幕式	Feature	1	60	60	
149	477	凤凰山	Feature	1	60	60	
150	478	罗埠茶馆	Feature	1	60	60	
151	479	政协委员谈建设开发区	Feature	1	60	60	
152	480	96世界汽车拉力赛	Feature	1	60	60	
153	481	一二一运动纪念活动	Feature	1	60	60	
154	482	大海在呼唤	Feature	1	60	60	
155	483	梦绕山之麓	Feature	1	60	60	
156	484	云南花卉第一村--斗南	Feature	1	20	20	
157	485	交通法规知识竞赛	Feature	2	60	120	
158	486	我的小番花	Feature	1	60	60	
159	487	傣家女导游	Feature	1	20	20	
160	488	奥运会知识	Feature	1	60	60	
161	489	劳改系统演出	Feature	1	60	60	
162	490	春梦姑娘	Feature	1	20	20	
163	491	游览海底世界	Feature	1	60	60	
164	492	在春城的舞台上	Feature	1	60	60	
165	493	世界知识竞赛	Feature	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
166	494	春城第二届国际旅游节	Feature	1	30	30	
167	495	十五大中委见面会	Feature	1	60	60	
168	496	十五大开幕	Feature	2	60	120	
169	497	十五大闭幕式	Feature	1	60	60	
170	498	99世博会	Feature	1	60	60	
171	499	美丽的石林	Feature	1	60	60	
172	500	江泽民七一讲话	Feature	3	60	180	
173	501	中央台节目--99年	Feature	1	60	60	
174	502	一四一爆炸性案--东方时空	Feature	1	60	60	
175	503	劳模报告团	Feature	1	60	60	
176	504	胡耀邦同志追悼会	Feature	1	60	60	
177	505	春天，您好	Feature	2	60	120	
178	506	国宝云子	Feature	1	20	20	
179	507	马力教师节电视讲话	Feature	1	20	20	
180	508	昆明在改革中前进	Feature	1	60	60	
181	509	昆明市大亚九杯设备知识竞赛	Feature	1	60	60	
182	511	中国都市	Feature	10	60	600	
183	512	贵州西部风光	Feature	1	60	60	
184	513	妈妈，您笑了	Feature	1	60	60	
185	514	大自然奥秘	Feature	1	60	60	
186	515	黄土情	Feature	1	60	60	
187	516	红极一时的日本体操名将	Feature	1	60	60	
188	517	六一小专题	Feature	1	60	60	
189	518	奔向彩虹	Feature	1	60	60	
190	519	春城文化	Feature	1	60	60	
191	520	欢迎中国女排	Feature	1	60	60	
192	521	莫斯科博物馆珍宝	Feature	1	60	60	
193	522	奇迹就在我们中间	Feature	1	60	60	
194	523	美哉，威海	Feature	1	60	60	
195	524	天隅一方	Feature	1	60	60	
196	525	古镇官渡	Feature	1	60	60	
197	526	冬食小叙	Feature	1	60	60	
198	527	电视系列片	Feature	1	60	60	
199	528	通往战火硝烟的路上	Feature	2	60	120	
200	529	欧洲之旅	Feature	1	60	60	
201	530	红军长征过昆明	Feature	1	60	60	
202	531	如意宝地--迪庆	Feature	1	60	60	
203	532	春漫龙门	Feature	1	60	60	
204	533	我们的德昂兄弟	Feature	1	60	60	
205	534	高原花卉	Feature	1	20	20	
206	535	滇池湖畔话春城	Feature	1	60	60	
207	536	他们从这里走向战场	Feature	1	60	60	
208	537	综艺大观--石林现场	Feature	1	60	60	
209	538	石林寻谜	Feature	1	60	60	
210	539	六次党代会报告	Feature	1	20	20	
211	540	嵩明皮家营茶花	Feature	1	20	20	
212	541	金马场	Feature	1	20	20	
213	542	腾冲沙坝林场	Feature	1	20	20	
214	543	金殿茶花	Feature	1	20	20	
215	544	奔向大海	Feature	1	60	60	
216	545	金科美食廊	Feature	1	60	60	
217	546	幸福者之爱	Feature	1	60	60	
218	547	向贫困宣战	Feature	2	60	120	
219	548	谁领风骚	Feature	1	60	60	
220	549	世纪行团结篇	Feature	1	60	60	
221	550	回荡在山谷的歌声	Feature	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
222	551	珠江源头第一城	Feature	1	60	60	
223	553	十年潮	Feature	2	60	120	
224	554	南雅之音	Feature	1	60	60	
225	555	乡俗旗人	Feature	1	60	60	
226	556	太阳神民族异彩展演赛	Feature	2	60	120	
227	557	欢乐的幼儿园	Feature	2	60	120	
228	558	生活线上的卫士	Feature	1	60	60	
229	559	乐百氏智慧迷宫	Feature	1	60	60	
230	560	他没有倒在战场	Feature	1	60	60	
231	561	春夏风雨曲	Feature	1	60	60	
232	562	峡谷深处的小站	Feature	1	60	60	
233	563	掘起的丰碑	Feature	1	20	20	
234	564	十岁	Feature	1	60	60	
235	565	遗憾	Feature	1	60	60	
236	566	少儿节目	Feature	1	60	60	
237	567	晨雾	Feature	1	60	60	
238	568	云南各族人民心中的周总理	Feature	1	60	60	
239	569	鹊翔长空	Feature	1	60	60	
240	570	中国绵阳	Feature	1	60	60	
241	571	昆明大学---学生社会活动	Feature	1	20	20	
242	573	英国女皇游昆明	Feature	1	20	20	
243	574	奉献者之歌	Feature	1	60	60	
244	575	醉美哉 海南岛	Feature	1	60	60	
245	576	让世界充满爱	Feature	1	60	60	
246	578	见到大姐想起总理	Feature	1	60	60	
247	579	富民国税局	Feature	1	20	20	
248	580	前进中的昆明电视台	Feature	1	60	60	
249	581	弥勒寺人行天桥	Feature	1	60	60	
250	582	我们的节日	Feature	1	60	60	
251	583	秋天的音符	Feature	1	60	60	
252	584	佛乡	Feature	1	60	60	
253	585	亚运之光在昆	Feature	1	20	20	
254	586	洛阳牡丹甲天下	Feature	1	20	20	
255	588	神秘的木沙椤林	Feature	1	60	60	
256	589	苏联远东掠影	Feature	1	60	60	
257	590	中国昆明犬	Feature	2	60	120	
258	591	富民县---托起明天的太阳	Feature	1	20	20	
259	592	人物专访---金铁林	Feature	1	20	20	
260	593	中国之最---征服饥饿的人们	Feature	1	60	60	
261	594	走向世界的云南	Feature	1	60	60	
262	595	铺架钢铁巨龙的人	Feature	1	20	20	
263	596	撒尼人家	Feature	1	20	20	
264	597	云南山茶更鲜艳	Feature	1	60	60	
265	598	澜沧江	Feature	1	60	60	
266	599	失街亭，空城计	Feature	2	60	120	
267	600	赢得高原的阳光	Feature	3	60	180	
268	601	奥运会知识	Feature	1	60	60	
269	602	献给边疆油田	Feature	1	60	60	
270	605	五彩缤纷云南	Feature	1	60	60	
271	606	遗传与优生	Feature	1	60	60	
272	607	守护阳光---访北京路派出所	Feature	1	60	60	
273	608	市民广场	Feature	3	60	180	
274	609	澳大利亚回归纪实资料	Feature	8	60	480	
275	610	"富民兴滇"陈张良报告	Feature	2	60	120	
276	611	丹佛市代表团访昆	Feature	2	20	40	
277	612	昆明大学广告设划课	Feature	1	20	20	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
278	613	昆明煤气送气纪实	Feature	1	20	20	
279	614	发挥行业优势，搞好横向开拓	Feature	1	20	20	
280	617	十三大赵紫阳答中外记者问	Feature	1	60	60	
281	618	十三大西藏代表答中外记者问	Feature	1	60	60	
282	619	故乡人民的怀念	Feature	1	60	60	
283	620	昆明市第八届人大第五次会议专题新闻	Feature	1	60	60	
284	621	春城透视参评带	Feature	1	60	60	
285	623	国庆五十周年阅兵式	Feature	2	90	180	
286	624	世界旅游探险	Feature	29	60	1740	
287	625	澜沧江	Feature	1	60	60	
288	626	健康伴侣	Feature	2	60	120	
289	627	美国晚间电视文摘	Feature	23	60	1380	
290	628	音乐与电影	Feature	2	60	120	
291	629	新时尚报道	Feature	4	60	240	
292	630	版纳行	Feature	7	20	140	
293	631	云南美丽的地方	Feature	1	20	20	
294	632	人物类	Feature	8	60	480	
295	633	专题类	Feature	5	60	300	
296	634	九乡英烈（上）	Feature	1	60	60	
297	635	九乡英烈（下）	Feature	1	60	60	
298	637	香港印象系列片	Feature	2	20	40	
299	638	西藏的诱惑	Feature	1	20	20	
300	639	昆明市公安局	Feature	1	20	20	
301	640	社会办医疗卫生扶贫工作下乡	Feature	1	20	20	
302	641	昆明又在生物医药方面开辟新领域	Feature	1	20	20	
303	642	音乐风光	Feature	1	60	60	
304	643	官渡台	Feature	1	20	20	
305	644	情暖	Feature	1	20	20	
306	645	采访李总队长	Feature	1	20	20	
307	646	小聪母液96与你共创辉煌	Feature	1	20	20	
308	648	昆明重机厂	Feature	1	20	20	
309	649	城市走廊	Feature	1	20	20	
310	650	成后驻昆办事处录像室	Feature	2	20	40	
311	651	昆明重工出口英国的窨井盖板	Feature	1	20	20	
312	652	重特厂	Feature	1	20	20	
313	653	省纪委电视教育录制中心	Feature	1	20	20	
314	654	洋话连篇	Feature	301	60	18060	
315	656	军事全接触	Feature	6	60	360	
316	657	疯狂说英语	Feature	14	60	840	
317	658	环球高科技视窗	Feature	16	60	960	
318	660	皮特兄弟奇遇记	Feature	18	60	1080	
319	661	克拉莉莎	Feature	11	60	660	
320	662	智者为王	Feature	19	60	1140	
321	663	才富大考场	Feature	35	60	2100	
322	664	造星工厂	Feature	11	60	660	
323	665	三星娱乐	Feature	13	60	780	
324	666	数学生活	Feature	60	60	3600	
325	667	T8生活娱乐	Feature	1	60	60	
326	668	流行天下	Feature	2	60	120	
327	669	音乐战国	Feature	11	60	660	
328	670	我猜我猜我猜猜	Feature	11	90	990	
329	671	娱乐中心	Feature	3	90	270	
330	672	洋话连篇	Feature	1	20	20	
331	673	造星工厂	Feature	1	60	60	
332	674	开心豪太奇	Feature	1	20	20	
333	675	欢乐总动员	Feature	193	90	17370	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
334	676	娱乐特快	Feature	37	60	2220	
335	677	娱乐特快	Feature	6	30	180	
336	678	神奇地球	Feature	225	60	13500	
337	679	美术之路	Feature	13	60	780	
338	680	高考指要	Feature	1	60	60	
339	681	白天社教节目	Feature	13	60	780	
340	682	科海拾贝	Feature	10	20	200	
341	683	现代交际英语	Feature	10	60	600	
342	684	健康伴侣	Feature	2	20	40	
343	686	街头巷尾	News	16	60	960	
344	687	街头巷尾	News	3	20	60	
345	688	昆明新闻	News	6	60	360	
346	689	昆明新闻县（市）区版	News	17	60	1020	
347	693	昆明新闻	News	728	20	14560	
348	670	我猜我猜我猜猜 Guess show	Feature	11	90	990	
349	694	昆明新闻县（市）区版 Kunming News	News	198	20	3960	
350	695	今晚810（资料带）Today 810	News	4	60	240	
351	696	今晚811（资料带）Today 811	News	22	60	1320	
352	697	街头巷尾	News	17	60	1020	
353	698	街头巷尾	News	5	20	100	
354	699	晚间关注（每盘三期）	News	88	60	5280	
355	700	晚间关注（每盘二期）	News	55	63	3465	
356	701	晚间关注（每盘一期）	News	196	63	12348	
357	702	新闻播出带	News	4	60	240	
358	703	昆明新闻	News	798	60	47880	
359	704	专题新闻	News	1	20	20	
360	706	安宁县广播站	News	1	20	20	
361	707	晋宁县新闻	News	1	20	20	
362	708	昆明幼师新闻	News	1	20	20	
363	709	昆明陆军学院新闻	News	1	20	20	
364	710	电视小品《未来女婿》	Comedy Show	1	60	60	
365	711	计划生育大赛小品	Comedy Show	1	60	60	
366	712	99春节晚会歌舞	Concert	1	60	60	
367	713	相声晚会	Comedy Show	1	60	60	
368	714	滇王梦	Opera	2	60	120	
369	715	花田错	Opera	2	60	120	
370	716	三岔口	Opera	2	60	120	
371	717	救风尘	Opera	2	60	120	
372	718	古城会，搜孤救孤，赤桑镇	Opera	2	60	120	
373	719	铁弓缘	Opera	3	60	180	
374	720	林冲雪夜歼仇记	Opera	3	60	180	
375	721	荒山泪	Opera	2	60	120	
376	722	借东风	Opera	2	60	120	
377	723	穆桂英大战洪州	Opera	3	60	180	
378	724	锁麟囊	Opera	3	60	180	
379	725	八五花洞，时迁盗甲	Opera	2	60	120	
380	726	孔雀东南飞	Opera	2	60	120	
381	727	拾玉镯，扈家庄	Opera	2	60	120	
382	728	徐策跑城，春秋配，钟馗嫁妹	Opera	3	60	180	
383	729	群英会，借东风	Opera	5	60	300	
384	730	四挑滑车，汾河湾	Opera	2	60	120	
385	731	一匹布，春秋配	Opera	2	60	120	
386	732	龙江颂	Opera	3	60	180	
387	733	梅兰芳的舞台艺术	Opera	4	60	240	
388	734	连环套	Opera	3	60	180	
389	735	长坂坡	Opera	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
390	736	春闺梦林，李陵碑	Opera	2	60	120	
391	737	战宛城	Opera	2	60	120	
392	738	霸王别姬	Opera	1	60	60	
393	739	华容道	Opera	1	60	60	
394	740	虹霓关，蟠缔袍	Opera	1	60	60	
395	741	生死恨，罢宴	Opera	1	60	60	
396	742	金玉奴	Opera	1	60	60	
397	743	追韩信	Opera	1	60	60	
398	744	盗魂铃	Opera	1	60	60	
399	745	京剧的化妆	Opera	1	60	60	
400	746	京剧的丑角	Opera	1	60	60	
401	747	京剧联唱	Opera	1	60	60	
402	748	神奇的古典戏曲	Opera	1	60	60	
403	749	法门寺	Opera	1	60	60	
404	750	甘露寺	Opera	1	60	60	
405	751	响马传	Opera	3	60	180	
406	752	伍子胥	Opera	3	60	180	
407	753	问樵闹府，打棍出箱	Opera	2	60	120	
408	754	萧何月下追韩信	Opera	2	60	120	
409	755	捉放曹	Opera	2	60	120	
410	756	海瑞罢官	Opera	2	60	120	
411	757	审头刺汤	Opera	2	60	120	
412	758	九州戏苑	Opera	1	60	60	
413	759	戏苑百家	Opera	1	60	60	
414	760	艳阳楼	Opera	2	60	120	
415	761	戏曲	Opera	3	60	180	
416	762	十三妹	Opera	2	60	120	
417	763	昆明地区京剧汇演	Opera	1	60	60	
418	764	彩楼汇	Opera	3	60	180	
419	765	战北原	Opera	3	60	180	
420	766	古城会	Opera	2	60	120	
421	767	勘玉钏	Opera	2	60	120	
422	768	红色娘子军	Opera	2	60	120	
423	769	遇皇后，打龙袍	Opera	2	60	120	
424	770	六月雪	Opera	2	60	120	
425	771	怜香伴	Opera	3	60	180	
426	772	金玉奴	Opera	3	60	180	
427	773	白鹿额娘	Opera	2	60	120	
428	774	飞虎山	Opera	3	60	180	
429	775	96奥运开幕	Sports	4	60	240	
430	776	96奥运开幕式	Sports	4	60	240	
431	777	滇剧《瘦马御史》	Opera	1	136	136	
432	778	京剧戏曲	Opera	33	60	1980	
433	779	云海丰碑	Dance drama	1	90	90	
434	780	走向世界的云南	Dance drama	3	60	180	
435	781	舞剧《蝴蝶泉》	Dance drama	1	60	60	
436	782	现代舞	Dance	2	60	120	
437	783	彩云南现云南民族舞蹈集锦	Dance	1	60	60	
438	784	西部摇滚舞	Dance	1	60	60	
439	785	现代舞	Dance	1	60	60	
440	786	全国八城市电视台闹元宵晚会	Concert	1	60	60	
441	787	98年春节联欢晚会	Concert	4	60	240	
442	788	国庆五十周年晚会	Concert	2	60	120	
443	789	国庆五十周年文艺晚会	Concert	5	60	300	
444	790	文化部96春节晚会	Concert	4	60	240	
445	791	春天畅想曲	Concert	3	60	180	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
446	792	96公安部春节晚会	Concert	2	60	120	
447	793	96正月正晚会	Concert	2	60	120	
448	794	96联欢晚会	Concert	5	60	300	
449	795	99晚会相声与小品	Concert	1	60	60	
450	796	文化部2000年春节晚会	Concert	3	60	180	
451	797	新年新文艺晚会	Concert	2	60	120	
452	798	2001年元宵晚会	Concert	2	60	120	
453	799	2001年春节联欢晚会	Concert	2	60	120	
454	800	2002年春节联欢晚会	Concert	4	60	240	
455	801	文化部2002年春节电视晚会	Concert	3	60	180	
456	802	喜庆中国2002春节歌舞晚会	Concert	3	60	180	
457	803	杜鹏山	Concert	3	60	180	
458	804	世界文艺荟萃	literature and art	14	60	840	
459	805	歌手	literature and art	4	60	240	
460	806	93年歌舞荟萃	literature and art	1	60	60	
461	807	我和的的祖国	literature and art	1	60	60	
462	808	晚会素材小品	literature and art	4	60	240	
463	809	92年春节小品	literature and art	2	60	120	
464	810	黄宏、宋丹丹小品	literature and art	2	60	120	
465	811	中国杂技精萃	literature and art	1	60	60	
466	812	文艺晚会	literature and art	1	60	60	
467	813	94辉煌大型文艺晚会	literature and art	4	60	240	
468	814	孟庭苇MTV	literature and art	2	60	120	
469	815	陈百祥专辑	literature and art	2	60	120	
470	816	万利金曲	literature and art	2	60	120	
471	817	现代京剧OK	literature and art	1	60	60	
472	818	92元旦、春节歌曲	literature and art	2	60	120	
473	819	皇牌影视金曲	literature and art	2	60	120	
474	820	美国海魂插曲	literature and art	4	60	240	
475	821	庆祝八一建军杯旧金曲	literature and art	1	60	60	
476	822	钢琴协奏曲	literature and art	1	60	60	
477	823	世界园开园式	literature and art	2	60	120	
478	824	民歌专辑	literature and art	3	60	180	
479	825	MTV	literature and art	3	60	180	
480	826	音乐磁场	literature and art	2	60	120	
481	827	通俗歌曲	literature and art	2	60	120	
482	828	龙蝶--艺术圣殿的囚徒	literature and art	2	60	120	
483	829	MICHAEL TACRSON	literature and art	2	60	120	
484	830	民歌荟萃	literature and art	2	60	120	
485	831	中国电视金曲	literature and art	2	60	120	
486	832	海底外国歌曲精选	literature and art	2	60	120	
487	833	校园歌曲	literature and art	2	60	120	
488	834	柔情金曲选	literature and art	2	60	120	
489	835	蝶圣	literature and art	2	60	120	
490	836	谭咏麟、张国荣难忘金曲	literature and art	3	60	180	
491	837	中华英豪MTV	literature and art	2	60	120	
492	838	迪斯科	literature and art	3	60	180	
493	839	迪斯科	literature and art	1	20	20	
494	840	９３年首届体育舞蹈大赛	literature and art	3	60	180	
495	841	老年迪斯科	literature and art	2	60	120	
496	842	标准舞	literature and art	1	60	60	
497	843	叶玉卿	literature and art	1	60	60	
498	844	陈慧娴	literature and art	1	60	60	
499	845	欢乐彩车	literature and art	1	60	60	
500	846	以同志的名义	literature and art	2	60	120	
501	847	东西南北中闹新春	literature and art	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
502	848	建党八十周年---红旗颂	literature and art	2	60	120	
503	849	世纪爱心---情系西部，共享母爱	literature and art	2	60	120	
504	850	情深谊长---央视赴禄劝演出	literature and art	4	60	240	
505	851	大地飞歌	literature and art	2	60	120	
506	852	放歌彝乡	literature and art	1	60	60	
507	853	2001世纪之春	literature and art	1	60	60	
508	854	2001年周末夜话	literature and art	1	60	60	
509	855	世纪艺术精典晚会	literature and art	2	60	120	
510	856	2000年春节联欢晚会	literature and art	4	60	240	
511	857	让世界充满了爱	literature and art	2	60	120	
512	858	宜昌文艺	literature and art	1	60	60	
513	859	鼓曲新韵晚会	literature and art	1	60	60	
514	860	风风火火的人生	literature and art	1	60	60	
515	861	世界名曲音乐会	literature and art	1	60	60	
516	862	大观园灯会	literature and art	1	60	60	
517	863	春潮	literature and art	1	60	60	
518	864	盐都之声	literature and art	1	60	60	
519	865	日本民间邦音乐会	literature and art	1	60	60	
520	866	布拉格之春国际音乐节	literature and art	1	60	60	
521	867	元旦春节文艺系列活动	literature and art	4	60	240	
522	868	奉献者之歌	literature and art	2	60	120	
523	869	新世纪的颂歌	literature and art	2	60	120	
524	870	95电视剧场大型音乐舞蹈	literature and art	2	60	120	
525	871	中国潮	literature and art	2	60	120	
526	872	大观园看世界	literature and art	3	60	180	
527	874	文艺系列展演概述	literature and art	1	60	60	
528	875	中国艺术节开幕式（素材带）	literature and art	5	60	300	
529	876	艺术开幕式（素材带）	literature and art	9	60	540	
530	877	中国第三届艺术节开幕式	literature and art	5	60	300	
531	878	中国第三届艺术节闭幕式	literature and art	5	60	300	
532	879	中国第三届艺术节闭幕式时况	literature and art	3	60	180	
533	880	昆明市迎接第三届中国艺术节知识竞赛	literature and art	2	60	120	
534	881	友好使者的精湛艺术	literature and art	1	60	60	
535	882	保定台春节文艺	literature and art	1	60	60	
536	883	90年军民联欢会	literature and art	1	60	60	
537	884	银屏之花	literature and art	3	60	180	
538	885	文艺欣赏	literature and art	2	60	120	
539	886	五彩缤纷	literature and art	8	60	480	
540	887	91年春节送播节目	literature and art	1	60	60	
541	888	七彩的飘带	literature and art	1	60	60	
542	889	昆明"八一"慰问演出	literature and art	2	60	120	
543	890	春城杯卡拉OK大赛	literature and art	1	60	60	
544	891	99昆明世博会歌会	literature and art	1	60	60	
545	892	虞家花园舞会	literature and art	1	20	20	
546	893	舞蹈节闭幕式	literature and art	2	60	120	
547	894	歌曲	literature and art	1	20	20	
548	895	中国十省市友好国际歌声	literature and art	1	60	60	
549	896	文体纵横等	literature and art	42	60	2520	
550	897	欢乐家庭	literature and art	1	60	60	
551	898	庆祝十五大晚会	Concert	2	60	120	
552	899	大型综艺晚会	Concert	11	60	660	
553	900	85年度专题全国评比授奖文艺晚会	Concert	2	60	120	
554	901	《五色土》文艺晚会	Concert	1	60	60	
555	902	星耀今宵文艺晚会	Concert	1	60	60	
556	903	电视之星文艺晚会	Concert	1	60	60	
557	904	政协四十周年文艺晚会	Concert	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
558	905	庆祝云南解放四十周年文艺晚会	Concert	1	60	60	
559	906	昆明地区纪念毛泽东同志诞辰一百周年晚会	Concert	2	60	120	
560	907	携手并进文艺晚会	Concert	1	60	60	
561	908	元宵文艺晚会	Concert	4	60	240	
562	909	88年春节联欢晚会	Concert	1	60	60	
563	910	89年春节联欢晚会	Concert	4	60	240	
564	911	90年春节联欢晚会	Concert	1	60	60	
565	912	春节昆明地区庆祝建国四十周年文艺晚会	Concert	1	60	60	
566	913	艺术节闭幕式	Concert	1	60	60	
567	914	第三届中国昆明国际旅游节	Concert	2	60	120	
568	915	第三届中国国际旅游节开幕式	Concert	2	60	120	
569	916	第三届中国国际旅游节闭幕式	Concert	1	60	60	
570	917	舞蹈节闭幕式	Concert	2	60	120	
571	918	国庆五十周年招待会	Concert	1	60	60	
572	919	国庆五十周年阅兵式	Concert	1	60	60	
573	920	昆27中首中学生艺术节	Concert	1	20	20	
574	921	五周年台庆	Concert	1	20	20	
575	922	国庆晚会	Concert	2	90	180	
576	924	第三届中国国际旅游节晚会	Concert	4	60	240	
577	925	哈尔滨昌宁艺术团歌舞会	Concert	1	60	60	
578	926	昆明市庆祝三八文艺晚会	Concert	1	60	60	
579	927	春城花灯，滇剧唱腔大赛节目	Concert	1	60	60	
580	928	春城杯卡拉OK大奖赛	Concert	3	60	180	
581	929	昆明市人口普查文艺汇演	Concert	1	60	60	
582	930	百城风情	Concert	11	60	660	
583	931	十四届足球开幕式	Sports	1	60	60	
584	932	亚运会开幕式	Sports	1	60	60	
585	933	97一级方程式锦标赛	Sports	5	30	150	
586	934	98英国房车锦标赛	Sports	14	30	420	
587	935	99英国房车锦标赛	Sports	13	30	390	
588	936	98摩托车世界锦标赛	Sports	1	30	30	
589	937	百贝佳维维体坛快递	Sports	21	60	1260	
590	938	体坛集锦	Sports	12	60	720	
591	939	春城杯技巧邀请赛	Sports	2	60	120	
592	940	匹克系列	Sports	4	60	240	
593	941	第四届力士杯健美邀请赛	Sports	2	60	120	
594	942	体坛纵横	Sports	1	60	60	
595	943	十三届世界杯决赛	Sports	1	60	60	
596	944	技巧邀请赛	Sports	1	60	60	
597	945	庆祝自由女神一百周年体育表演	Sports	1	60	60	
598	946	第九届丰田杯足球赛	Sports	1	60	60	
599	947	８７年美国体操赛	Sports	1	60	60	
600	948	世界体育	Sports	3	60	180	
601	949	世界体育舞蹈表演	Sports	2	60	120	
602	950	六运会前奏	Sports	7	60	420	
603	951	世界杯足球赛	Sports	6	60	360	
604	952	２４届奥运会男篮	Sports	1	60	60	
605	953	体育节目	Sports	3	60	180	
606	954	87昆明十城市拳击邀请赛	Sports	2	60	120	
607	955	第五届全国少数民族运动会	Sports	2	60	120	
608	956	国际体育舞蹈大赛	Sports	2	60	120	
609	957	第五届民运会开幕式	Sports	3	60	180	
610	958	半球世界体育大观	Sports	30	60	1800	
611	959	高水平足球赛	Sports	7	60	420	
612	960	维维体坛快讯	Sports	17	20	340	
613	961	96世界汽车拉力赛	Sports	7	60	420	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
614	962	96世界高力F1摩托艇锦标赛	Sports	6	60	360	
615	963	摩托车史话	Sports	5	60	300	
616	964	98世界摩托车赛	Sports	1	90	90	
617	965	体育专栏	Sports	3	60	180	
618	966	91奥迪斯青春风采电视大赛	Sports	3	60	180	
619	967	世界体育探险	Sports	20	60	1200	
620	968	球王贝利精彩进球	Sports	2	60	120	
621	969	冠军之路	Sports	2	60	120	
622	970	体育项目系列	Sports	5	60	300	
623	971	92世界摩托车锦标赛	Sports	1	60	60	
624	972	92世界汽车大赛	Sports	1	60	60	
625	973	92美国职业篮球赛精选	Sports	1	60	60	
626	974	世界体育	Sports	1	60	60	
627	975	体育片	Sports	1	60	60	
628	976	87年昆明市十城市拳击邀请赛	Sports	2	60	120	
629	977	球王贝利精彩进球	Sports	2	60	120	
630	978	世界健美冠军首届中国大汇展	Sports	1	60	60	
631	979	世界体育精选	Sports	6	60	360	
632	980	江苏武术队表演	Sports	1	60	60	
633	981	玉蟾功讲座	Sports	3	60	180	
634	982	功夫集锦	Sports	2	60	120	
635	983	世界冰上舞蹈	Sports	2	60	120	
636	984	老运会	Sports	9	60	540	
637	985	十运会游泳比赛	Sports	2	60	120	
638	986	国际赛车杂志	Sports	6	60	360	
639	987	拳击世纪大挑战	Sports	25	60	1500	
640	988	91年西班牙足球甲级联赛	Sports	5	60	300	
641	989	90世界职业体育舞蹈	Sports	2	60	120	
642	990	世界最高水平篮球赛欣赏	Sports	12	60	720	
643	991	一周体坛快讯	Sports	30	20	600	
644	992	昆明市第二届老年人体育运动会	Sports	1	60	60	
645	993	昆明第二届伤残人运动会	Sports	1	20	20	
646	994	体坛集锦	Sports	52	20	1040	
647	995	体坛集锦	Sports	18	60	1080	
648	996	一周体坛快讯	Sports	32	20	640	
649	997	拳击世界	Sports	10	60	600	
650	998	体育类	Sports	81	60	4860	
651	999	素材带	Documentary	1	20	20	
652	1000	曲艺	Music and talk	4	60	240	
653	1001	传统相声	Music and talk	3	60	180	
654	1002	92元旦、春节相声	Music and talk	2	60	120	
655	1003	93元旦、春节相声	Music and talk	1	60	60	
656	1004	侯宝林相声	Music and talk	2	60	120	
657	1005	相声专辑	Music and talk	5	60	300	
658	1006	少年邓小平	TV drama	6	60	360	
659	1007	真情档案	Special Topic	31	60	1860	
660	1009	历史之窗之人生在线	Special Topic	8	60	480	
661	1010	历史之窗之科技与文明	Special Topic	23	60	1380	
662	1011	历史之窗之人物志	Special Topic	41	60	2460	
663	1012	历史之窗之岁月留痕	Special Topic	24	60	1440	
664	1013	历史之窗之未解之迷	Special Topic	37	60	2220	
665	1014	缤纷世界	Special Topic	1	60	60	
666	1015	生活天地	Special Topic	1	60	60	
667	1016	城市走廊	Special Topic	1	60	60	
668	1017	下周屏幕	Special Topic	1	60	60	
669	1018	文体纵横	Special Topic	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value
670	1019	文体纵横	Special Topic	9	60	540	
671	1020	艺文风线	Special Topic	5	20	100	
672	1021	周末点歌台	Special Topic	1	60	60	
673	1022	纪录片--石头城里的纳西人	Documentary	1	60	60	
674	1023	新中国重大决策	Documentary	10	60	600	
675	1024	中华之魂	Documentary	4	60	240	
676	1025	第三只眼	Documentary	91	60	5460	
677	1026	纪录片	Documentary	97	30	2910	
678	1027	邓小平特别节目	Documentary	12	60	720	
679	1028	世界瞭望	Documentary	12	60	720	
680	1029	百年之恋	Documentary	18	60	1080	*
681	1030	十战警示录	Documentary	10	60	600	
682	1031	周恩来	Documentary	12	60	720	
683	1032	朱德	Documentary	6	60	360	
684	1033	毛泽东	Documentary	12	60	720	
685	1034	孙子兵法	Documentary	10	60	600	
686	1035	与共和国的命运	Documentary	10	60	600	
687	1036	二战回顾	Documentary	14	60	840	*
688	1037	二战警示录	Documentary	26	60	1560	
689	1038	周恩来与文艺	Documentary	10	60	600	
690	1039	百年恩来	Documentary	12	60	720	
691	1040	话说台湾	Documentary	5	60	300	
692	1041	世纪明星录	Documentary	13	60	780	
693	1042	朱锡昂	Documentary	4	60	240	
694	1043	梦寻杭州	Documentary	1	60	60	
695	1044	稚燕竞飞	Documentary	1	60	60	*
696	1045	141爆炸案	Documentary	2	60	120	
697	1046	放风筝的老人	Documentary	1	60	60	
698	1047	大理石条洋人街	Documentary	1	20	20	
699	1048	山区医生	Documentary	1	20	20	
700	1049	爱的风采	Stage Drama	3	60	180	
701	1050	白毛女	Stage Drama	1	60	60	
702	1053	戏苑百家	Dance & Music Drama	2	60	120	
703	1054	2000曲苑杂谈	Dance & Music	1	60	60	
704	1055	国庆欢歌	Dance & Music	2	60	120	
705	1056	爱的足迹	Dance & Music	2	60	120	
706	1057	世界电视赏析	Movies	48	20	960	
		Total					

List of Transferred Assets

Assets owner: Kunming TV Station

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
1	3	心想事成	Arts & entertainment	5	60	300	
2	4	爱的证明	Arts & entertainment	11	60	660	
3	5	晚会	Arts & entertainment	17	60	1020	
4	6	生活娱乐	Arts & entertainment	1	90	90	
5	7	欢乐2000	Arts & entertainment	30	60	1800	
6	8	天天点歌台	Arts & entertainment	1	20	20	
7	9	苏李歌迷会	Arts & entertainment	1	60	60	
8	10	锦绣中华	Arts & entertainment	1	30	30	
9	11	飘柔之星	Arts & entertainment	1	60	60	
10	12	晚会素材小品	Arts & entertainment	3	60	180	
11	13	赵本山小品专辑	Arts & entertainment	1	60	60	
12	14	98世界模特精英选拔	Arts & entertainment	1	60	60	
13	15	魔幻一刻	Arts & entertainment	28	30	840	
14	16	亚温带季风	Arts & entertainment	42	30	1260	
15	17	中外优秀MTV	Arts & entertainment	21	60	1260	
16	18	资料	Arts & entertainment	10	20	200	
17	20	服装节	Arts & entertainment	2	60	120	
18	21	入海丰碑	Arts & entertainment	1	60	60	
19	22	太阳神民族屋演赛	Arts & entertainment	2	60	120	
20	23	中国艺术节预演、中国艺术节开幕式	Arts & entertainment	8	60	480	
21	24	走向民运会	Arts & entertainment	1	60	60	
22	25	文体纵横	Arts & entertainment	1	60	60	
23	26	市庆祝毛泽东诞辰一百周年晚会	Arts & entertainment	2	60	120	
24	27	ENYA新大陆	Arts & entertainment	2	60	120	
25	28	ENYA新大陆	Arts & entertainment	1	20	20	
26	29	胡里奥	Arts & entertainment	1	50	50	
27	30	麦多朗	Arts & entertainment	1	60	60	
28	31	华影巨献	Arts & entertainment	1	60	60	
29	32	歌坛小子高枧	Arts & entertainment	1	60	60	
30	33	港台歌曲精选	Arts & entertainment	1	60	60	
31	34	周华键专辑	Arts & entertainment	1	60	60	
32	35	中国摇滚	Arts & entertainment	1	60	60	
33	36	电视金曲	Arts & entertainment	1	60	60	
34	39	现场直播综艺大观特别节目	Arts & entertainment	3	60	180	
35	40	高原娃娃	Arts & entertainment	1	60	60	
36	41	文艺欣赏	Arts & entertainment	2	60	120	
37	42	农垦小品	Arts & entertainment	7	60	420	
38	43	电视剧场"中华之声"文艺晚会	Arts & entertainment	1	60	60	
39	44	旋转舞台情暖人间	Arts & entertainment	1	60	60	
40	45	人人杯歌手选拔赛	Arts & entertainment	5	60	300	
41	46	祝贺西宁台节目	Arts & entertainment	1	30	30	
42	47	哈尼歌舞	Arts & entertainment	1	60	60	
43	48	沧河曲	Arts & entertainment	1	60	60	
44	49	电视小品	Arts & entertainment	2	30	60	
45	50	迎春音乐小品晚会	Arts & entertainment	2	60	120	
46	51	艺海浪花	Arts & entertainment	6	60	360	
47	52	云南首届艺术节民族艺术表演	Arts & entertainment	1	30	30	
48	53	激光歌会	Arts & entertainment	1	60	60	
49	54	电视小品生财之道	Arts & entertainment	1	30	30	
50	55	单、双、三人舞蹈	Arts & entertainment	12	60	720	
51	56	世界模特儿大赛	Arts & entertainment	1	60	60	
52	57	奥斯卡领奖大会	Arts & entertainment	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
53	58	黎姬高林生演唱会	Arts & entertainment	1	60	60	
54	59	丹佛落基山歌唱团演出	Arts & entertainment	1	60	60	
55	60	当代青年歌唱团演出	Arts & entertainment	1	60	60	
56	61	费翔演唱会	Arts & entertainment	1	60	60	
57	62	马思聪作品音乐会	Arts & entertainment	1	60	60	
58	63	苏联歌曲	Arts & entertainment	1	60	60	
59	64	电视卡拉OK	Arts & entertainment	1	60	60	
60	65	民族乐器音乐会	Arts & entertainment	1	60	60	
61	66	八一歌舞	Arts & entertainment	2	60	120	
62	67	漫步音响世界	Arts & entertainment	1	60	60	
63	68	金龙杯全国歌手邀请赛	Arts & entertainment	1	60	60	
64	69	郑律成作品音乐会	Arts & entertainment	1	60	60	
65	70	音乐带	Arts & entertainment	2	60	120	
66	71	舞的狂澜，王莎莎来访记	Arts & entertainment	1	60	60	
67	72	麦当娜 窝胜美	Arts & entertainment	1	60	60	
68	73	女声独唱	Arts & entertainment	1	60	60	
69	74	建党70周年七一节目	Arts & entertainment	1	60	60	
70	75	93春城之夏礼仪时装演展	Arts & entertainment	1	60	60	
71	76	歌舞集锦	Arts & entertainment	1	60	60	
72	77	长征路上谱新篇	Arts & entertainment	1	60	60	
73	78	心弦集	Arts & entertainment	1	60	60	
74	79	台湾童谣	Arts & entertainment	1	60	60	
75	80	明星大反串	Arts & entertainment	1	60	60	
76	81	中外歌星大联唱--为了明天	Arts & entertainment	1	60	60	
77	82	青春艺术节文艺晚会	Arts & entertainment	2	60	120	
78	83	九州综艺	Arts & entertainment	1	60	60	
79	84	大连之夏	Arts & entertainment	2	60	120	
80	85	九五纪念反法西斯文艺晚会	Arts & entertainment	2	60	120	
81	86	滇池美	Arts & entertainment	1	60	60	
82	87	哈尔滨之夏音乐会	Arts & entertainment	1	60	60	
83	88	少儿舞蹈	Arts & entertainment	1	60	60	
84	89	文化部赈灾义演	Arts & entertainment	4	60	240	
85	90	我们是朋友	Arts & entertainment	2	60	120	
86	91	"八一"军民歌咏联欢时况	Arts & entertainment	2	60	120	
87	92	"百灵声"联欢晚会	Arts & entertainment	2	60	120	
88	93	东方之声音乐会	Arts & entertainment	2	60	120	
89	94	天鹅湖	Arts & entertainment	3	60	180	
90	95	北京春节大联欢	Arts & entertainment	3	60	180	
91	96	第八届电视"金鹰奖"颁奖晚会	Arts & entertainment	2	60	120	
92	97	郭富城演唱会	Arts & entertainment	2	60	120	
93	98	扬起风帆联欢会	Arts & entertainment	1	60	60	
94	99	86年世界选美大赛	Arts & entertainment	1	60	60	
95	100	昆明市科技工作者演讲竞赛	Arts & entertainment	2	60	120	
96	101	昆明市家庭优生优育优教知识竞赛	Arts & entertainment	2	60	120	
97	102	大型世界电影精彩片段欣赏	Arts & entertainment	31	60	1860	
98	103	世界名模时装表演精萃	Arts & entertainment	2	60	120	
99	104	歌舞	Arts & entertainment	2	60	120	
100	105	第五届民运会开幕式	Arts & entertainment	2	60	120	
101	106	音乐时空	Arts & entertainment	1	20	20	
102	107	禁毒晚会	Arts & entertainment	2	60	120	
103	109	昆明市2002年新年音乐会	Arts & entertainment	2	90	180	
104	110	第三届中国艺术节	Arts & entertainment	3	60	180	
105	112	昆明地区税法知识竞赛	Arts & entertainment	2	60	120	
106	113	开心蒙太奇走向世界	Arts & entertainment	14	20	280	
107	114	战旗杂技	Arts & entertainment	2	60	120	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
108	115	冲动十点	Arts & entertainment	12	60	720	
109	116	情系江南	Arts & entertainment	1	60	60	
110	117	97春城新年音乐会	Arts & entertainment	2	60	120	
111	118	98春城新年音乐会	Arts & entertainment	4	60	240	
112	119	大地之爱音乐会	Arts & entertainment	1	60	60	
113	120	吉他音乐会	Arts & entertainment	1	60	60	
114	121	军乐团音乐会	Arts & entertainment	2	60	120	
115	122	音乐风光	Arts & entertainment	1	60	60	
116	123	音乐西部带	Arts & entertainment	1	60	60	
117	124	大连时装模特表演	Arts & entertainment	1	20	20	
118	125	扬州时装表演	Arts & entertainment	1	60	60	
119	126	猴探长游西安	Arts & entertainment	1	60	60	
120	127	成都市少儿电视艺术团演出时况	Arts & entertainment	1	60	60	
121	128	快乐的星期天	Arts & entertainment	1	60	60	
122	129	扬州木偶艺术	Arts & entertainment	1	60	60	
123	130	家庭教育知识竞赛	Arts & entertainment	1	60	60	
124	131	科技工作者演讲竞赛	Arts & entertainment	2	60	120	
125	132	国防知识竞赛	Arts & entertainment	11	60	660	
126	133	识我名城 爱我昆明	Arts & entertainment	2	60	120	
127	134	家庭教育知识竞赛	Arts & entertainment	1	60	60	
128	135	昆明市"浮法杯"青年热门话题论辩赛	Arts & entertainment	4	60	240	
129	136	昆明市第四次人口普查知识竞赛	Arts & entertainment	1	60	60	
130	137	优生优育优教知识竞赛	Arts & entertainment	1	60	60	
131	138	市中医院护理竞赛	Arts & entertainment	1	20	20	
132	139	昆明市税法知识大赛	Arts & entertainment	1	60	60	
133	140	昆明地区儿童故事大赛	Arts & entertainment	1	60	60	
134	141	云南省业余通俗歌手比赛	Arts & entertainment	1	60	60	
135	142	广播新歌获奖群星演唱会	Arts & entertainment	2	60	120	
136	143	童心的旋律	Arts & entertainment	1	60	60	
137	144	香港歌星	Arts & entertainment	1	60	60	
138	145	电视剧《歌曲欣赏》	Arts & entertainment	1	60	60	
139	146	彭丽媛独唱音乐会	Arts & entertainment	1	60	60	
140	147	影视十佳歌手演唱会时况录像	Arts & entertainment	2	60	120	
141	148	88年金曲评选活动开幕式	Arts & entertainment	1	60	60	
142	149	校园之歌	Arts & entertainment	2	60	120	
143	150	庆祝中国共产党成立七十周年合唱决赛	Arts & entertainment	2	60	120	
144	151	每周一歌集锦	Arts & entertainment	2	60	120	
145	152	中国电视金曲	Arts & entertainment	2	60	120	
146	153	89年著名歌星演唱会	Arts & entertainment	1	60	60	
147	154	全国二十个城市OK大赛	Arts & entertainment	2	60	120	
148	155	小百灵在歌唱	Arts & entertainment	1	60	60	
149	156	90年太平洋明星演唱会	Arts & entertainment	1	60	60	
150	157	星星知我心---台湾歌手演唱会	Arts & entertainment	1	60	60	
151	158	奉献者之歌	Arts & entertainment	1	60	60	
152	159	时代音乐传扩网	Music	12	20	240	
153	160	节拍夏季音乐会	Music	1	60	60	
154	161	腾冲、张家坡	Documentary	1	20	20	
155	162	联贸广告底 计划免疫特技	Documentary	1	20	20	
156	163	西山、滇池、郑和公园	Documentary	1	20	20	
157	164	腾冲、华云	Documentary	1	20	20	
158	165	资料	Documentary	1	60	60	
159	166	资料	Documentary	11	20	220	
160	169	八运会素材	Documentary	1	20	20	
161	170	迪斯科舞等	Documentary	1	20	20	
162	171	重机厂：车间生产拍摄等	Documentary	1	20	20	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
163	172	台标、改革中的春城	Documentary	1	20	20	
164	173	资料	Documentary	2	20	40	
165	174	大观楼、海埂等等	Documentary	1	20	20	
166	175	《财运》、《冰火厂》等	Documentary	9	20	180	
167	177	资料带	Documentary	19	20	380	
168	178	栏目资料	Documentary	1	60	60	
169	179	昆明市第六次党代会	Documentary	2	60	120	
170	180	素材带	Documentary	16	20	320	
171	181	贺昆明台开播节目	Documentary	1	60	60	
172	184	昆明电视台建台资料	Documentary	1	20	20	
173	185	盘龙区人民政府城区改造指挥部	Documentary	1	20	20	
174	186	西山区	Documentary	1	20	20	
175	187	昆明企业教改会议在昆钢召开	Documentary	1	20	20	
176	188	南过境工地现场职大军训	Documentary	1	20	20	
177	189	武警总队新闻编辑带	Documentary	1	20	20	
178	190	字幕	Documentary	1	20	20	
179	191	素材带	Documentary	1	20	20	
180	192	嵩明县委宣传部	Documentary	1	60	60	
181	193	旅游类	Documentary	1	60	60	
182	194	路达公司法教育奖学金	Documentary	1	20	20	
183	195	五华区新系列	Documentary	1	60	60	
184	196	昆明消防支队专用带	Documentary	2	20	40	
185	197	南桥机工	Documentary	1	20	20	
186	198	台标片头	Documentary	1	20	20	
187	199	收看十四大召开	Documentary	1	20	20	
188	200	经委	Documentary	1	20	20	
189	201	武警总队	Documentary	1	20	20	
190	202	空军救灾车队	Documentary	1	20	20	
191	203	57医院新闻带	Documentary	1	20	20	
192	204	昆明市文学艺术联合会电视部	Documentary	1	20	20	
193	205	嵩明县广播站	Documentary	1	60	60	
194	206	新闻工作带	Documentary	2	20	40	
195	207	外工科学	Documentary	1	20	20	
196	208	南站铁子	Documentary	1	20	20	
197	209	成后驻昆办事处	Documentary	1	20	20	
198	210	云南省农行	Documentary	1	20	20	
199	211	盘龙区教育局电视台	Documentary	1	20	20	
200	212	成都军区后勤部军事医疗研究所	Documentary	1	20	20	
201	213	泸沽湖旅游论证会	Documentary	1	20	20	
202	214	标注希望大厦	Documentary	1	20	20	
203	215	93商检局在昆明电视台	Documentary	1	60	60	
204	216	荧屏之友（雷若专用）	Documentary	1	20	20	
205	217	黑颈鹤 丽江地震	Documentary	1	20	20	
206	218	62.5胜利堂大会	Documentary	1	20	20	
207	219	电力行业技术比赛	Documentary	1	20	20	
208	220	徐志宠婚礼	Documentary	1	20	20	
209	221	昆明保险PICC	Documentary	1	20	20	
210	222	国际音乐配片带	Documentary	1	60	60	
211	223	配乐资料	Documentary	1	60	60	
212	225	新闻台标片头、彩条配片带	Documentary	1	20	20	
213	226	昆明电视台字幕专用带	Documentary	1	20	20	
214	228	昆明消防支队专用带	Documentary	1	20	20	
215	229	88电视节开幕	Documentary	4	60	240	
216	230	女性空间素材带	Documentary	1	20	20	
217	231	女性空间素材带	Documentary	12	60	720	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
218	232	台标	Documentary	1	30	30	
219	233	开播词	Documentary	1	30	30	
220	234	王信田看昆明新闻	Documentary	1	20	20	
221	235	音乐与素材	Documentary	1	60	60	
222	238	黑龙江	Special topic	1	20	20	
223	239	特警班长	Special topic	2	60	120	
224	240	亲爱的我该怎么办	Special topic	2	60	120	
225	241	盘龙区建区四十年成就展开幕	Special topic	1	20	20	
226	242	大地	Special topic	3	60	180	
227	243	三国梦	Special topic	4	60	240	
228	244	西部之春	Special topic	2	60	120	
229	245	我的世界	Special topic	9	30	270	
230	246	爱心世界	Special topic	9	30	270	
231	247	神奇的电影	Special topic	23	20	460	
232	248	影视传真	Special topic	75	60	4500	
233	249	外国电影介绍	Special topic	18	20	360	
234	250	法国电影	Special topic	34	30	1020	
235	251	全球影视连播	Special topic	56	30	1680	
236	252	艺苑采风	Special topic	30	30	900	
237	253	民族舞蹈专题	Special topic	24	20	480	
238	254	民间舞荟萃	Special topic	2	60	120	
239	255	今夜星光	Special topic	29	30	870	
240	256	黄金五分钟	Special topic	28	60	1680	
241	257	专题片	Special topic	1	60	60	
242	258	话说香港	Special topic	55	60	3300	
243	259	兵器大世界	Special topic	52	30	1560	
244	260	二战纪录片	Special topic	34	60	2040	
245	261	话说香港基本法	Special topic	50	30	1500	
246	262	谍海探索	Special topic	8	30	240	
247	263	百年风流	Special topic	40	30	1200	
248	264	特种部队	Special topic	25	30	750	
249	265	极限争战	Special topic	10	60	600	
250	266	冒险者	Special topic	26	30	780	
251	267	世纪聚焦	Special topic	18	30	540	
252	268	神奇的邮票	Special topic	4	30	120	
253	269	长征组歌	Special topic	10	30	300	
254	270	精选	Special topic	2	60	120	
255	271	心理时间	Special topic	20	60	1200	
256	272	FTV—中国心情电视	Special topic	39	20	780	
257	273	九洲综艺	Special topic	12	60	720	
258	274	香港一百题	Special topic	100	30	3000	
259	275	中华之门	Special topic	8	30	240	
260	276	大潮	Special topic	16	60	960	
261	277	世界万花筒	Special topic	52	30	1560	
262	278	中华影视名人寻访录	Special topic	29	60	1740	
263	279	东方视点	Special topic	54	30	1620	
264	280	新中国外交	Special topic	26	30	780	
265	281	开国将帅话开国	Special topic	20	20	400	
266	282	美国电视一瞥	Special topic	1	60	60	
267	283	走进澳门	Special topic	50	60	3000	
268	284	共和国	Special topic	18	30	540	
269	285	今日澳门人	Special topic	30	30	900	
270	286	世纪钟声	Special topic	19	60	1140	
271	287	新中国	Special topic	23	60	1380	
272	288	光辉的历程	Special topic	22	60	1320	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
273	289	中华之剑	Special topic	6	60	360	
274	290	中国道教圣地	Special topic	30	30	900	
275	291	乐土古乐	Special topic	1	60	60	
276	292	千古之谜	Special topic	1	60	60	
277	293	东方视点	Special topic	30	60	1800	
278	294	自然与文明	Special topic	11	60	660	
279	295	20世纪战争解密	Special topic	17	60	1020	
280	296	国典春秋	Special topic	5	60	300	
281	297	最后的马帮	Special topic	4	60	240	
282	298	当代中国京剧	Special topic	10	60	600	
283	299	迎香港回归录像	Special topic	17	60	1020	
284	300	中华文明五千年	Special topic	12	60	720	
285	301	共产党宣言	Special topic	2	60	120	
286	302	无名英雄	Special topic	8	60	480	
287	303	伟大的旗帜	Special topic	18	30	540	
288	304	真武庙二条	Special topic	13	60	780	
289	305	陈毅	Special topic	9	60	540	
290	306	新中国外交	Special topic	4	30	120	
291	307	人生在线	Special topic	20	60	1200	
292	308	女人故事	Special topic	35	60	2100	
293	309	雄风中国心	Special topic	11	60	660	
294	310	奇趣大自然	Special topic	260	60	15600	
295	311	神秘的地方	Special topic	26	20	520	
296	312	儿童趣味拼音	Special topic	12	30	360	
297	1	资料	Documentary	84	30	2520	
298	2	资料	Documentary	2	44	88	
299	3	资料	Documentary	2	47	47	
300	4	资料	Documentary	78	20	1560	
301	6	资料	Documentary	1	90	90	
302	7	和晓燕资料	Documentary	1	60	60	
303	8	资料	Documentary	1	60	120	
304	9	资料	Documentary	2	52	104	
305	10	资料	Documentary	2	50	100	
306	11	瑞士	Documentary	1	60	60	
307	12	世界舞蹈史	Documentary	6	20	120	
308	13	海天佛国普陀山	Documentary	1	60	60	
309	14	光明净土——峨眉山	Documentary	1	60	60	
310	15	菲律宾资料	Documentary	1	60	60	
311	16	资料	Documentary	42	180	7560	
312	17	资料	Documentary	76	60	4560	
313	18	资料	Documentary	38	60	2280	
314	19	卫视五星坛	Documentary	1	38	38	
315	20	垫片	Documentary	3	50	150	
316	21	台庆片	Documentary	4	10	40	
317	22	播音员资料	Documentary	1	180	180	
318	23	资料	Documentary	2	50	100	
319	24	睡美人	Documentary	2	74	148	
320	25	资料垫片	Documentary	1	60	60	
321	26	555国际	Special topic	1	36	36	
322	27	龙狮煌辉	Special topic	1	45	45	
323	28	泪血罂粟花	Special topic	2	45	90	
324	29	让历史告诉未来	Special topic	1	50	50	
325	30	新闻故事	Special topic	68	15	1020	
326	31	冒险世界	Special topic	2	45	90	
327	32	运动与发现	Special topic	2	45	90	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
328	33	自然与文明	Special topic	2	45	90	[illegible]
329	34	运动与挑战	Special topic	2	45	90	
330	35	吃人的野生动物	Special topic	6	20	120	
331	36	地球报告	Special topic	56	24	1344	
332	37	每周世界风云	Special topic	61	30	1830	
333	38	国际时尚	Special topic	14	30	420	
334	39	地理与文化	Special topic	9	48	432	
335	40	笑笑小电影	Special topic	1	40	40	
336	41	阳光先生	Special topic	4	25	100	
337	42	班尼黑尔	Special topic	5	30	150	
338	43	时装星球	Special topic	2	26	52	
339	44	健康与教育	Special topic	6	20	120	
340	45	我的祖国我的中国心	Special topic	1	120	120	
341	46	廉政的思考	Special topic	1	90	90	
342	47	无名英雄	Special topic	10	90	900	
343	48	让你的容貌更具风采	Special topic	1	90	90	
344	49	世界名人传记	Special topic	28	40	280	
345	50	中华瑰宝之扳功法	Special topic	1	90	90	
346	51	中外服饰博览	Special topic	1	80	80	
347	52	军旗下的少年	Special topic	1	18	18	
348	53	碟圣	Special topic	1	90	90	
349	54	世界名模时装表演	Special topic	3	90	270	
350	55	全国电子琴精粹	Special topic	2	90	180	
351	56	高原不会忘记	Special topic	1	9	9	
352	57	望鹤山展宏图	Special topic	1	13	13	
353	58	千年走闽粤	Special topic	23	15	345	
354	59	毛泽东在长沙	Special topic	20	18	360	
355	60	金盾在危难中闪光	Special topic	6	22	132	
356	61	国防时事半月谈	Special topic	8	15	120	
357	62	神州第一街	Special topic	42	25	1050	
358	63	当代共产党人	Special topic	18	15	270	
359	65	上下五千年	Special topic	60	24	1440	
360	66	人性的较量	Special topic	10	25	250	
361	67	生命在你手中	Special topic	52	50	2600	
362	68	东视经典	Special topic	106	25	2650	
363	69	中华影视名人访谈	Special topic	22	10	220	
364	70	跨越2000年	Special topic	153	15	2295	
365	71	沂蒙九章	Special topic	24	15	360	
366	72	科幻电影与未来时代	Special topic	52	18	936	
367	73	每周一书	Special topic	30	10	300	
368	74	美国晚间电视文摘	Special topic	216	20	4320	
369	75	十佳节目主持人评比节目	Special topic	60	13	780	
370	77	顶新世界	Special topic	52	27	1404	
371	78	新闻故事	Special topic	256	13	3328	
372	79	冒险世界	Special topic	42	54	2268	
373	80	神勇飞鹰	Special topic	13	46	598	
374	81	往日如歌	Special topic	48	10	480	
375	82	环球走廊	Special topic	36	27	972	
376	83	环球	Special topic	68	27	1836	
377	84	花花世界	Special topic	50	20	1000	
378	85	半月时事答疑	Special topic	9	17	153	
379	86	新意识形态文化	Special topic	26	25	650	
380	88	家庭益友	Special topic	12	50	600	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
381	89	人体艺术	Special topic	4	50	200	
382	97	大卫飞跃魔幻星空	Special topic	6	25	150	
383	87	生活常识大赛	Feature	37	28	1036	
384	90	你拍我拍他拍	Feature	20	10	200	
385	91	奇妙新空间	Feature	50	10	500	
386	92	自强之路	Feature	8	28	224	
387	93	五龙五星五洲贺丰年	Feature	10	15	150	
388	94	角色魅力 明星风采	Feature	30	18	540	
389	95	综艺3000	Feature	13	47	611	
390	96	精彩与幽默	Feature	13	20	2600	
391	98	魔幻一刻	Feature	24	20	48	
392	99	中国杂技	Feature	10	50	500	
393	100	音乐与电影	Feature	36	15	540	
394	101	今日影视	Feature	26	28	728	
395	102	车迷世界	Feature	234	20	4680	
396	103	汽车博士	Feature	20	10	200	
397	104	环宇生趣	Feature	20	26	520	
398	105	地球奥妙	Feature	7	55	385	
399	106	科技大视野	Feature	8	50	40	
400	107	蛇的王国	Feature	1	50	50	
401	108	未来电视	Feature	1	50	50	
402	109	永远难忘的动物世界	Feature	3	15	45	
403	110	电脑时代	Feature	8	25	200	
404	111	新的动物世界	Feature	6	27	162	
405	112	时装	Feature	3	30	90	
406	113	时尚放送	Feature	192	22	4224	
407	114	银屏宠儿	Feature	10	22	220	
408	115	美国电视频道精选	Feature	96	24	2304	
409	116	世界名模服装表演荟萃	Feature	21	15	315	
410	117	时尚装苑	Feature	40	25	1000	
411	118	时尚杂志	Feature	52	12	624	
412	119	95米兰秋冬时装	Feature	5	50	250	
413	120	95米兰春夏时装	Feature	4	50	200	
414	121	95巴黎米兰秋冬时装	Feature	3	50	150	
415	122	95巴黎春夏时装	Feature	3	50	150	
416	123	95巴黎秋冬时装	Feature	4	50	200	
417	124	96巴黎春夏时装	Feature	5	50	250	
418	125	95米兰春夏时装	Feature	4	50	200	
419	126	95兄弟杯时装大赛	Feature	2	50	100	
420	127	96服装服饰	Feature	7	50	450	
421	128	时装荟萃	Feature	28	50	1400	
422	129	中美时装	Feature	2	50	100	
423	130	潮流一派	Feature	78	15	1170	
424	131	时装快讯	Feature	12	25	300	
425	132	时装	Feature	13	50	650	
426	133	幽默剧场	Feature	128	25	3200	
427	134	家庭滑稽录像	Feature	3	50	150	
428	135	洋相大观	Feature	20	15	300	
429	136	尴尬时刻	Feature	32	25	800	
430	137	班尼黑尔	Feature	4	60	240	
431	138	皇宫盗宝	Feature	180	19	3420	
432	139	东方歌舞	Feature	2	50	100	
433	140	歌舞专题片	Feature	7	50	350	
434	141	城市金曲	Feature	35	50	1750	
435	142	评书	Feature	171	20	3420	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
436	143	吕四娘刺雍正	Feature	100	19	1900	
437	144	张学良外传	Feature	150	20	3000	
438	145	郑成功	Feature	9	19	171	
439	146	金钱游戏	Feature	76	50	380	
440	147	环球迷影	Feature	42	25	1050	
441	148	欧美来风	Feature	42	25	1050	
442	149	漫步地球	Feature	36	15	540	
443	150	上海监狱记实	Feature	10	20	290	
444	151	国际烹饪	Feature	21	14	294	
445	152	学烧中国菜	Feature	2	60	120	
446	153	子弟兵老百姓	Feature	4	50	200	
447	154	外国文艺——影城好莱坞	Feature	1	50	50	
448	155	麦克斯的烦恼	Feature	6	22	132	
449	156	神圣的使命	Feature	1	16	16	
450	157	宠物给宠物护理	Feature	1	50	50	
451	158	龙的传人	Feature	1	40	40	
452	159	刘少奇	Feature	1	33	33	
453	160	安得广厦千万间	Feature	1	20	20	
454	161	访美见闻	Feature	1	60	60	
455	162	北京路的旧貌	Feature	1	50	50	
456	163	摩洛哥代表团访问昆明	Feature	1	50	50	
457	164	子弟兵老百姓开播	Feature	1	50	50	
458	165	相会在世春	Feature	1	50	50	
459	166	吴晗拍摄记	Feature	1	50	50	
460	167	大西南	Feature	2	50	100	
461	168	十年潮	Feature	2	50	100	
462	169	三国梦	Feature	1	50	50	
463	170	人和大地	Feature	2	25	50	
464	171	百事可乐中文排行榜	Feature	1	43	43	
465	172	再铸辉煌	Feature	1	15	15	
466	173	河海渔女	Feature	1	50	50	
467	174	心理时间	Feature	10	45	450	
468	175	美国晚间文摘	Feature	6	17	102	
469	176	红铒银花	Feature	3	10	30	
470	177	影视精品屋	Feature	1	60	60	
471	178	影视精品屋信仰纷争/军帝国玩偶	Feature	2	60	60	
472	179	影视精品屋问明月/孩子们的谎言	Feature	2	60	60	
473	180	丝巾的魅力	Feature	1	120	120	
474	181	迪斯尼冰山逍遥	Feature	1	60	60	
475	182	东南胜境——九华山	Feature	1	60	60	
476	183	五台山	Feature	1	60	60	
477	184	大自然	Feature	1	60	60	
478	185	世界自然保护区	Feature	2	21	42	
479	186	夏威夷自由冲浪	Feature	1	56	56	
480	187	中华之剑	Feature	2	45	90	
481	188	世博英语300句	Feature	1	60	60	
482	189	美国名城洛杉矶	Feature	1	60	60	
483	190	婚姻法	Feature	2	30	60	
484	191	新华纵横的专题片	Feature	88	15	1320	
485	192	健康教育	Feature	1	30	30	
486	193	世界优秀喜剧影片片段荟萃	Feature	1	120	120	
487	194	祠碑	Feature	2	36	72	
488	195	法国希腊	Feature	1	60	60	
489	196	瑞典	Feature	1	60	60	
490	197	红绿灯专题片	Feature	12	45	540	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
491	198	摄影专题片	Feature	6	60	360	
492	199	世界优秀喜剧电影片段精粹	Feature	14	30	420	
493	200	超级战斗直升机揭秘	Feature	1	30	30	
494	201	辣身舞	Feature	1	75	75	
495	202	水之星摩美德	Feature	1	8	8	
496	203	中国电影大视野	Feature	4	30	120	
497	204	解放	Feature	8	60	480	
498	205	跟我学电脑	Feature	1	60	60	
499	206	母子健身操	Feature	1	80	80	
500	207	跟我学小霸王	Feature	1	120	120	
501	208	九亿农民健康教育	Feature	1	120	120	
502	209	世界国旗一览	Feature	1	120	120	
503	210	幼儿韵律操	Feature	1	120	120	
504	211	现代战争尖端武器	Feature	6	120	720	
505	212	幽默体育专题片动画片	Feature	3	20	60	
506	213	寻宝专题片	Feature	6	58	660	
507	214	中华之剑	Feature	2	40	80	
508	215	夏威夷自由冲浪	Feature	1	50	50	
509	216	专题片资料	Feature	16	49	786	
510	217	星期五大展播	Feature	1	54	54	
511	218	水之星专辑	Feature	1	7	7	
512	219	走遍美国	Feature	2	27	52	
513	220	豫园	Feature	1	60	60	
514	221	世界名人传奇	Feature	12	20	240	
515	222	地理与文化	Feature	3	49	147	
516	223	儿童舞蹈基本功教程	Feature	1	60	60	
517	224	地球的奥秘	Feature	1	80	80	
518	225	跟我学电脑	Feature	6	60	360	
519	226	婚姻法	Feature	2	60	120	
520	227	西方海军战机揭秘	Feature	2	45	90	
521	228	普通话发音	Feature	3	100	300	
522	229	外国影视专题片	Feature	124	94	11656	
523	230	世界广告汇编	Feature	3	100	300	
524	231	惊现专题片	Feature	16	45	720	
525	232	世界人物	Feature	7	90	630	
526	233	动物专题片	Feature	20	45	900	
527	234	好莱坞新闻眼	Feature	3	40	120	
528	235	笑笑小电影	Feature	1	25	25	
529	236	春城歌星大奖赛	Arts & entertainment	2	58	116	
530	237	俄罗斯芭蕾舞团演出	Arts & entertainment	1	60	60	
531	238	云南民族歌舞集锦	Arts & entertainment	2	68	136	
532	239	东北三省文艺	Arts & entertainment	1	59	59	
533	240	苏黎世乐团访昆演出	Arts & entertainment	1	60	60	
534	241	89年徐小凤演唱会	Arts & entertainment	1	70	70	
535	242	张学友演唱会	Arts & entertainment	1	80	80	
536	243	校园歌集	Arts & entertainment	1	70	70	
537	244	93劲歌颁奖典礼	Arts & entertainment	1	80	80	
538	245	第三届金鸡百花奖	Arts & entertainment	1	80	80	
539	246	爱情家庭婚姻	Arts & entertainment	1	70	70	
540	247	陈慧娴演唱会	Arts & entertainment	1	80	80	
541	248	555贺岁舞龙表演	Arts & entertainment	1	30	30	
542	249	音乐潮	Arts & entertainment	22	35	770	
543	250	噪音的保护与歌唱	Arts & entertainment	1	120	240	
544	251	电子琴考级曲目	Arts & entertainment	1	120	120	
545	252	65届奥斯卡颁奖精选	Arts & entertainment	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
546	253	67届奥斯卡颁奖晚会	Arts & entertainment	2	88	176	
547	254	共铸金桥文艺晚会	Arts & entertainment	1	120	120	
548	255	MTV情歌会	Arts & entertainment	1	120	120	
549	256	北广40年文艺晚会	Arts & entertainment	1	120	120	
550	257	MTV	Arts & entertainment	1	60	60	
551	258	教师节晚会	Arts & entertainment	1	106	106	
552	259	文艺	Arts & entertainment	1	90	90	
553	260	古船 女人 网	Arts & entertainment	1	36	36	
554	261	南极与人类	Arts & entertainment	1	60	60	
555	262	奥斯卡颁奖典礼	Arts & entertainment	1	120	120	
556	263	群星演唱会	Arts & entertainment	1	60	60	
557	264	成方圆独唱会	Arts & entertainment	1	50	50	
558	265	国语歌曲精选	Arts & entertainment	1	60	60	
559	266	刘德华演唱会	Arts & entertainment	3	94	282	
560	267	林青霞写真	Arts & entertainment	1	81	81	
561	268	MTV儿童歌曲	Arts & entertainment	3	60	180	
562	269	亚洲音乐雷达网	Arts & entertainment	4	30	120	
563	270	邓丽君专辑	Arts & entertainment	1	120	120	
564	271	第二届中国长春电影界开幕式	Arts & entertainment	1	41	41	
565	272	张国荣告别歌坛演唱会	Arts & entertainment	2	60	120	
566	273	詹安格专辑	Arts & entertainment	1	85	85	
567	274	二胡专辑	Arts & entertainment	2	30	60	
568	275	音乐潮	Arts & entertainment	20	20	400	
569	276	十大中文金曲颁奖	Arts & entertainment	2	60	120	
570	277	张艺谋与巩俐	Arts & entertainment	1	45	45	
571	278	梅艳芳巴西热浪嘉年华	Arts & entertainment	1	55	55	
572	279	长春电影节银河晚会	Arts & entertainment	1	120	120	
573	280	邓丽君专辑	Arts & entertainment	1	120	120	
574	281	莫扎特音乐会	Arts & entertainment	1	150	150	
575	282	MTV	Arts & entertainment	1	90	90	
576	283	12届亚运会开幕式	Arts & entertainment	1	20	20	
577	284	世纪明星录	Arts & entertainment	1	50	50	
578	285	世界名模时装表演荟萃	Arts & entertainment	2	60	120	
579	286	91年香港国际时装周	Arts & entertainment	1	89	89	
580	287	世界选美	Arts & entertainment	1	60	60	
581	288	梦幻曲	Arts & entertainment	1	60	60	
582	289	MTV一族	Arts & entertainment	3	40	120	
583	290	大众健身法	Sports	10	5	50	
584	291	挑战者	Sports	9	20	180	
585	292	大众健身操	Sports	1	60	60	
586	293	舞蹈健美操	Sports	1	60	60	
587	294	体育欣赏	Sports	2	20	40	
588	295	体育欣赏	Sports	9	15	135	
589	296	中国马礼堂养气功	Sports	1	120	120	
590	297	体育欣赏	Sports	28	60	1680	
591	298	大众健身操	Sports	4	30	120	
592	299	大众健美操	Sports	1	60	60	
593	300	世界巨星风采	Special topic	1	109	109	
594	301	小星竞技	Special topic	28	28	56	
595	302	大趋势	Special topic	11	11	55	
596	303	生活天地	Special topic	33	33	66	
597	304	衡阳电视台	Special topic	1	45	45	
598	305	肉摊上的启示	Special topic	1	45	45	
599	306	四川浙坝风光	Special topic	1	45	45	
600	307	南通电视台	Special topic	1	45	45	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
601	308	花烛	Special topic	1	59	59	
602	309	玉蟾功	Special topic	1	14	14	
603	310	禁大结局	Special topic	1	24	24	
604	311	娱乐快讯	Special topic	2	20	40	
605	312	下周银幕	Special topic	1	15	15	
606	314	31届金马奖	Special topic	1	80	80	
607	315	体育欣赏	Special topic	3	80	240	
608	316	国语歌曲	Special topic	1	80	80	
609	317	国际商贸英语	Special topic	22	60	1320	
610	318	MTV学英语	Special topic	153	55	8415	
611	319	节目预告	Special topic	2	2	4	
612	320	MTV光荣榜	Special topic	61	45	2745	
613	321	信息传奇	Special topic	7	12	84	
614	322	垫片	Special topic	6	50	300	
615	323	萤屏之友	Special topic	10	60	600	
616	324	新动物世界	Special topic	36	41	1480	
617	325	吃人的野生动物	Special topic	6	15	80	
618	326	日行八万里	Special topic	52	44	2288	
619	327	地球报告	Special topic	52	22	1144	
620	328	每周世界风云	Special topic	13	30	390	
621	329	东方星辰	Special topic	100	28	2800	
622	330	电脑时代	Special topic	16	27	220	
623	331	世界危险及濒绝动物	Special topic	14	23	164	
624	332	请跟我来	Special topic	25	50	1250	
625	333	摔角	Special topic	26	50	1300	
626	334	世界体育运动猎奇	Special topic	75	47	663	
627	335	金牌看台	Special topic	11	48	531	
628	337	拳击	Special topic	42	50	2100	
629	338	奔向亚特兰大	Special topic	18	30	270	
630	339	美的瞬间	Special topic	21	35	180	
631	340	体操	Special topic	40	50	2000	
632	341	欧米加帆船大奖赛	Special topic	30	20	600	
633	342	世界体育精选	Special topic	24	50	1200	
634	343	学跳交谊舞	Special topic	29	50	1450	
635	344	宝岛风情画	Special topic	52	18	936	
636	345	海外博览	Special topic	150	25	3750	
637	346	365个夜	Special topic	171	20	3420	
638	347	综艺3000	Special topic	35	50	1750	
639	348	欢乐家庭	Special topic	8	25	200	
640	349	有线娱乐城	Special topic	17	50	850	
641	350	明星天地	Special topic	62	20	1240	
642	351	环球娱乐圈	Special topic	66	26	1716	
643	352	服装裁剪	Special topic	14	25	350	
644	353	时装荟萃	Special topic	2	35	70	
645	354	服装	Special topic	36	15	540	
646	355	电影城	Special topic	1	50	50	
647	356	子弟兵老百姓	Special topic	7	15	105	
648	357	歌星	Special topic	1	50	50	
649	358	周末影院	Special topic	3	60	180	
650	359	子弟兵老百姓	Special topic	10	30	300	
651	360	时尚站点	Special topic	15	20	300	
652	361	荧屏之友	Special topic	44	20	880	
653	362	明视空间站	Special topic	32	20	640	
654	363	香城警视	Special topic	6	15	90	
655	364	明视生活站点	Special topic	24	20	480	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
656	365	法治站点	Special topic	2	20	40	
657	366	生活时空	Special topic	27	20	540	
658	367	今日时尚	Special topic	4	20	80	
659	368	生活杂志	Special topic	10	20	200	
660	369	斗南花香	Special topic	2	20	40	
661	370	新加坡散记	Special topic	1	60	60	
662	371	洗失人（新闻播出带）	Special topic	6	60	360	
663	372	世界人物	Special topic	4	50	200	
664	373	全脑速读记忆法	Special topic	2	120	120	
665	374	希望之鸽	Special topic	2	52	104	
666	375	儿童游戏数学	Special topic	1	60	60	
667	376	世界电视广告汇编	Special topic	2	60	120	
668	377	世界选美	Special topic	4	60	240	
669	378	健康与教育	Special topic	2	110	220	
670	379	澳洲大堡礁	Special topic	1	40	40	
671	380	诗歌画	Special topic	4	60	240	
672	381	娃娃学猜谜	Special topic	1	60	60	
673	382	健康教育	Special topic	6	10	60	
674	383	电影与电影人	Special topic	2	60	120	
675	384	中央音乐学院手风琴考级	Special topic	1	60	60	
676	385	日常英语	Special topic	1	5	5	
677	386	情趣动物	Special topic	1	60	60	
678	387	毛毛与电子琴	Special topic	1	60	60	
679	388	国色天香	Special topic	1	84	84	
680	389	太平洋的呼唤	Special topic	1	60	60	
681	390	九一香港国际时装周	Special topic	1	180	180	
682	391	全国高考优秀作文精选	Special topic	1	60	60	
683	392	中国长寿功	Special topic	1	120	120	
684	393	音乐	Special topic	1	60	60	
685	394	舞蹈健美操	Special topic	1	15	15	
686	395	好莱坞新闻眼	Special topic	2	60	120	
687	396	泪洒好莱坞	Special topic	1	75	75	
688	397	客房与宴会厅服务	Special topic	1	80	80	
689	398	家用电脑教程	Special topic	2	54	108	
690	400	国标舞入门	Special topic	1	60	60	
691	401	宠物训练——狗	Special topic	2	80	160	
692	402	现代拉丁舞速成	Special topic	1	60	60	
693	403	欧美优秀摇滚歌曲	Special topic	1	60	60	
694	404	走遍美国	Special topic	7	80	560	
695	405	人与自然	Special topic	10	30	300	
696	406	情趣动物	Special topic	27	30	810	
697	407	金牌看台	Special topic	5	50	250	
698	408	诗歌画	Special topic	2	50	100	
699	409	环球大观	Special topic	4	20	80	
700	410	电子琴考级曲目	Special topic	1	60	60	
701	411	儿童舞蹈教学	Special topic	1	80	80	
702	413	手风琴考级曲目	Special topic	2	60	120	
703	414	中年减肥与健美	Special topic	1	60	60	
704	415	录像拍摄基础	Special topic	1	80	80	
705	416	跟我学做韵律操	Special topic	1	30	30	
706	417	小学生课文精选	Special topic	1	30	30	
707	418	家庭自我美容法	Special topic	1	30	30	
708	419	海外影视金曲精华	Special topic	1	60	60	
709	420	魔术入门	Special topic	1	30	30	
710	421	太极基本功	Special topic	1	30	30	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
711	422	儿童英语	Special topic	1	52	52	
712	423	中国宴席冷拼雕刻法	Special topic	1	60	60	
713	424	中国马礼堂养气功	Special topic	5	19	95	
714	425	怎样辅导儿童画画	Special topic	2	100	200	
715	426	视唱练耳	Special topic	2	30	60	
716	427	美容美发技巧	Special topic	2	60	120	
717	428	婴儿家庭护理	Special topic	1	30	30	
718	429	儿童游戏数学	Special topic	1	20	20	
719	430	健康与教育	Special topic	1	30	30	
720	431	钓鱼趣谈	Special topic	15	20	300	
721	432	虹云阿姨教拼音	Special topic	2	30	60	
722	433	爱情·婚姻·家庭	Special topic	1	20	20	
723	437	蛤蟆奇传	Special topic	5	25	75	
724	438	走出非洲	Special topic	1	54	54	
725	439	宋大明摄影技术作品	Special topic	1	60	60	
726	441	来自瓜乡的歌	Special topic	1	120	120	
727	444	慧子美容术	Special topic	1	60	60	
728	5	2004省广电奖获奖作品	Documentary	3	30	90	
729	6	走过20年（1985-2005）昆明	Documentary	3	30	90	
730	7	昆明电视台建台20周年文艺晚会	Documentary	1	90	90	
731	9	春天	Documentary	1	30	30	
732	10	茶花奖	Documentary	1	30	30	
733	15	暑假的日子	Feature	1	27	27	
734	16	农村防非典科普问答	Feature	1	27	27	
735	17	"非典"预防知识解答	Feature	24	27	648	
736	18	禅房花木深	Feature	1	28	28	
737	19	寻找香格里拉	Feature	1	18	18	
738	20	创新造辉煌都市时报改革纪实	Feature	1	28	28	
739	21	《电视新见面》特别节目	Feature	1	64	64	
740	25	跨越	Feature	1	60	60	
741	26	百年老校：根深叶茂	Feature	1	30	30	
742	29	奋进（定版）	Feature	1	60	60	
743	34	驼峰天使	Feature	1	29	29	
744	35	蓄势待发新官渡	Feature	1	30	30	
745	36	春城昆明	Feature	1	45	45	
746	37	昆明民族风情掠影	Feature	1	60	60	
747	38	中国儿童慈善活动日	Feature	1	30	30	
748	39	有线电视台祝贺片	Feature	1	30	30	
749	40	走过宜良	Feature	1	30	30	
750	41	"三十而立"之和自己赛跑的人	Feature	1	15	15	
751	42	实施环湖截流实现环湖生态	Feature	1	15	15	
752	43	大手笔绘宏伟蓝图	Feature	1	15	15	
753	44	倮倮和他的汽车情结	Feature	1	15	15	
754	45	走过彩谷	Feature	1	15	15	
755	46	生活全接触	Feature	1	15	15	
756	47	非典预防知识特别节目回顾	Feature	1	60	60	
757	48	奉献，在那遥远的地方	Feature	3	28	84	
758	49	法制在线——骨灰净	Feature	1	15	15	
759	50	健康人生	Feature	1	30	30	
760	51	建设现代新昆明	Feature	1	30	30	
761	52	非常时期非常关怀	Feature	1	15	15	
762	53	法制在线——诈骗电费	Feature	1	15	15	
763	54	《热力15分》搞非典特辑	Feature	1	15	15	
764	55	《绿色呼唤》	Feature	1	30	30	
765	56	农村防治非典科普	Feature	1	24	24	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
766	57	《永远的山那边》	Feature	1	29	29	
767	58	《悠悠葫芦情》	Feature	1	29	29	
768	59	《因为爱所以爱》	Feature	1	29	29	
769	60	《劳动光荣》	Feature	1	29	29	
770	61	《琴弦上的岁月》	Feature	1	29	29	
771	62	《为环保出一份力》	Feature	1	29	29	
772	63	《的歌李永生》	Feature	1	29	29	
773	64	《演出》	Feature	1	20	20	
774	65	《交警-完成的生日》	Feature	1	20	20	
775	66	《极至人生-林雨》	Feature	1	20	20	
776	67	《女帅男兵》	Feature	1	20	20	
777	68	《长寿明星》	Feature	1	20	20	
778	69	《情愫》	Feature	1	20	20	
779	70	《劳动者》	Feature	1	20	20	
780	71	《非常体验-李建平》	Feature	1	20	20	
781	72	《宋楠男》	Feature	1	20	20	
782	73	《激情创业》	Feature	1	20	20	
783	74	《我和四叔聂耳》	Feature	1	20	20	
784	75	《露天电影》	Feature	1	20	20	
785	76	《难忘的岁月》	Feature	1	20	20	
786	77	《春华写人生》	Feature	1	20	20	
787	78	《水运人上》	Feature	1	20	20	
788	79	《纳西骄子李群杰》	Feature	1	20	20	
789	80	《快乐老人苏敏》	Feature	1	20	20	
790	81	《大山的儿子》	Feature	1	20	20	
791	82	《环卫工人-张先贵》	Feature	1	20	20	
792	83	《山路》	Feature	1	20	20	
793	84	《水运人》	Feature	1	20	20	
794	85	《人鸥情未了》	Feature	1	20	20	
795	86	《小伟的马拉松》	Feature	1	20	20	
796	87	《一路有你》	Feature	1	20	20	
797	88	《老玉溪的烦恼》	Feature	1	20	20	
798	89	《心愿-玉董》	Feature	1	20	20	
799	90	《提亲姐妹花》	Feature	1	20	20	
800	91	《书中旅行者》	Feature	1	20	20	
801	92	《不一样的舞台》	Feature	1	20	20	
802	93	《生命的色彩》	Feature	1	20	20	
803	94	《布农玲》	Feature	1	20	20	
804	95	《喜留甘露献人间》	Feature	1	20	20	
805	96	《彝族之鹰》	Feature	1	20	20	
806	97	《我的黑白键之恋》	Feature	1	20	20	
807	98	《超越》	Feature	1	20	20	
808	99	昆明故事	Feature	1	35	35	
809	101	城市典藏（大型节目）	Feature	3	60	180	
810	102	中高考热线特别节目	Feature	1	90	90	
811	103	西部产业博览会	Documentary	1	30	30	
812	104	中国昆明	Documentary	1	30	30	
813	105	昆明城市形象片	Documentary	1	30	30	
814	106	昆明电视台台标	Documentary	1	60	60	
815	107	台宣传片	Documentary	1	10	10	
816	108	台庆晚会对台祝贺	Documentary	18	30	540	
817	109	台庆晚会对台祝贺	Documentary	7	5	35	
818	110	台庆晚会对台祝贺	Documentary	1	10	10	
819	111	台庆晚会对台祝贺	Documentary	3	30	90	
820	112	台庆晚会对台祝贺	Documentary	1	60	60	

Number	Serial	Name	Type	Quantity	Time per Unit(M)	Total Time(M)	Appraisal Value (RMB)
821	114	《kiss》《茶》	Documentary	1	30	30	
822	115	2005年新春祝贺片	Documentary	1	30	30	
823	116	昆明电视台总片头	Documentary	1	30	30	
824	117	公共频道宣传片	Documentary	1	30	30	
825	118	2005城市电视台频道宣传片	Documentary	1	40	40	
826	119	资讯快报	News	1	30	30	
827	120	《魅力星空》晚会	Arts & entertainment	1	90	90	
828	121	《2004魅力星空》颁奖晚会	Arts & entertainment	1	90	90	
829	123	《绽放的昆明》（晚会）	Arts & entertainment	2	60	120	
830	128	茶花奖晚会、安宁晚会	Arts & entertainment	3	60	180	
831	146	影视互动站成立联谊会一、二	Documentary	2	28	56	
832	147	大型节目部工作镜头一、二	Documentary	2	29	58	
833	150	美在花城（彩排、决赛）	Documentary	2	28	56	
834	151	昆明电视台台志编写座谈会	Documentary	1	27	27	
835	152	大型节目部《超级模特》	Documentary	1	27	27	
836	153	大型节目部《美在花城》	Documentary	5	27	135	
837	154	《渔水情》双拥晚会排练	Documentary	1	27	27	
838	155	三下乡，主持人呈贡演出	Documentary	1	28	28	
839	156	《欢乐家庭闹元宵》晚会排练	Documentary	1	28	28	
840	158	市委领导到台调研	Documentary	1	28	28	
841	160	"祖国颂"职工合唱	Documentary	3	28	84	
842	164	中国国际形象片展拍摄带	Documentary	3	30	90	
843	165	昆明电视台领导前往小水井村捐款	Documentary	1	30	30	
844	167	市宣传部长到新闻中心视察	Documentary	1	30	30	
845	170	2004年度下半年优秀节（栏）目评奖会	Documentary	2	30	60	
846	171	2004年度表彰大会	Documentary	1	30	30	
847	172	《走过从前资料》	Documentary	7	30	210	
848	174	台庆晚会资料	Documentary	1	90	90	
849	454	生活全接触	Special topic	1	15	15	
850	455	胖太阳	Special topic	1	10	10	
851	456	瞬间境界	Special topic	1	15	15	
852	457	闲话百说	Special topic	1	30	30	
853	458	晚间说事	Special topic	7	30	210	
854	466	2007年社区时空	Special topic	231	20	4620	
855	467	2007年云岭先锋	Special topic	24	10	240	
856	468	2007年政协之窗	Special topic	18	10	180	
857	471	电视新见面	Special topic	13	60	780	
858	472	城市典藏	Special topic	1	60	60	
859	473	说法	Special topic	1	60	60	
860	474	永志不忘	Special topic	1	60	60	
861	475	新新聚太奇	Special topic	37	30	1110	
		Total					

Schedule B: List of Party A's Key Staff

Management

Feng Ying; Yang Tao; Dong Jin Kun; Liu Cong; Ye Shan; Wang Xiangjie; Fu Wei; Rong Guoqin; Tian Cheng; Li Lei; Xie Ying; Li Tong; Jin Qi; Lin Lin; Luo Yi; Huang Yaxiong; Li Yifeng

Staff

Bi Xuecheng; Lin Dengkai; Yang Liu; Guo Miao; Wu Xin; Zhao Bin; Ping Yifei; Zhang Nana; Gong Huimin; Geng Lei; Chen Yu; Sun Lei; Chang Pingli; Yu Ran; Duan Lin; Yang Chengyu; Zhang Duolin; Ruan Chanjuan; Wang Yu; Huang Yinbo; Zhang Tao; Liu Xuefeng; Li Weiyang; Zhao Jin; Xiao Peng; Liang Wenjie; Qian Yilin; Zhong Shixin; Zhao Xiang; Yang Yang; Chu Shijie; Yu Yuan; Jin Xin; Li Yunlong; Zhu Jun; Zhang Yikun; Gong Jian; Zhao Shengrui; Wang Tao; Liu Changsuo; Huang Farui; Yu Junbo; Gou Yongsheng; Shen Quan; Zhao Zhengfeng; Zhao Aipin

Schedule C: List of Governmental Authorizations

1. Yunnan Province People's Government's Approval for establishment of enterprises with investment of Taiwan, HongKong, Macao and overseas Chinese in the People's Republic of China by Kunming Television Station

2. Kunming City Bureau of Radio and Television's approval for Kunming Television Station to establish joint venture company with Adverting Networks Limited

3. Business license of Kunming Television Station issued by General Administration for industry and Commerce of Yunnan Province

4. Corporate Certificate of Kunming Television Station issued by Yunnan Province Bureau of Radio and Television

鉴此，"本协议"由双方于文首所载日期签字并加盖公章、骑缝章后生效。

昆明电视台

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